            [LOGO]            The Brinson Funds

                              BRINSON GLOBAL FUND

                          BRINSON GLOBAL EQUITY FUND

                           BRINSON GLOBAL BOND FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or "Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class.

  This Prospectus pertains only to the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund (each a "Fund" and collectively, the "Funds" or "Global Funds"), which represent the Brinson Fund class shares of the Global Fund, Global Equity Fund and Global Bond Fund Series (each a "Series" and collectively, the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Global Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Global Funds, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
FPS Broker Services, Inc.                 Brinson Partners, Inc.
3200 Horizon Drive                        209 South LaSalle Street
P.O. Box 61503                            Chicago, IL 60604-1295
King of Prussia, PA 19406-0903            (800) 448-2430
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Description of the Global Funds............................................   3
Investment Objectives and Policies.........................................   3
  Global Fund..............................................................   3
  Global Equity Fund.......................................................   4
  Global Bond Fund.........................................................   4
Investment Considerations and Risks........................................   5
Management of the Trust....................................................   7
Portfolio Management.......................................................   8
Administration of the Trust................................................   8
Purchase of Shares.........................................................   9
Account Options............................................................  10
Redemption of Shares.......................................................  11
Net Asset Value............................................................  14
Dividends, Distributions and Taxes.........................................  15
General Information........................................................  17
Performance Information....................................................  18
Appendix A.................................................................  20

  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                             TOTAL FUND
                            MANAGEMENT FEES         OTHER EXPENSES       OPERATING EXPENSES
                         (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/2/ (AFTER REIMBURSEMENT)
                         --------------------- ------------------------ --------------------
Brinson Global Fund.....         0.80%                  0.24%                  1.04%
Brinson Global Equity
Fund....................         0.03%                  0.97%                  1.00%
Brinson Global Bond
Fund....................         0.00%                  0.90%                  0.90%

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/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the total operating expenses of the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund will never exceed 1.10%, 1.00% and 0.90%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson Global Equity Fund and Brinson Global Bond Fund would have been 1.77% and 1.65%, respectively.

/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

  EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
Brinson Global Fund.............................  $11     $33     $57     $127
Brinson Global Equity Fund......................  $10     $32     $55     $122
Brinson Global Bond Fund........................  $ 9     $29     $50     $111

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

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THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

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FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                 TOTAL      TIONS   DISTRIBU-
                                                 INCOME   FROM AND    TIONS              NET                 NET
                                       NET       (LOSS)   IN EXCESS FROM AND            ASSET              ASSETS,
                 NET ASSET   NET    REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON GLOBAL FUND (Commencement of Operations August 31, 1992)
1993............  $10.00    0.26      0.81        1.07     (0.20)      --      (0.20)   $10.87   10.76%    $191,389
1994............   10.87    0.33     (0.23)       0.10     (0.27)    (0.27)    (0.54)    10.43    0.77%    $278,859
1995............   10.43    0.43      0.86        1.29     (0.27)    (0.10)    (0.37)    11.35   12.57%    $365,678
1996............   11.35    0.44      1.37        1.81     (0.62)    (0.32)    (0.94)    12.22   16.38%    $457,933
BRINSON GLOBAL EQUITY FUND (Commencement of Operations January 28, 1994)
1994............  $10.00    0.07     (0.54)      (0.47)    (0.04)      --      (0.04)   $ 9.49   (4.70%)   $ 20,642
1995............    9.49    0.18      0.39        0.57     (0.04)    (0.09)    (0.13)     9.93    6.06%    $ 20,706
1996............    9.93    0.18      2.29        2.47     (0.14)    (0.69)    (0.83)    11.57   25.66%    $ 27,126
BRINSON GLOBAL BOND FUND (Commencement of Operations July 30, 1993)
1994............  $10.00    0.45     (0.52)      (0.07)    (0.28)    (0.10)    (0.38)   $ 9.55   (0.79%)   $ 36,849
1995............    9.55    0.50      0.58        1.08     (0.24)      --      (0.24)    10.39   11.34%    $ 51,863
1996............   10.39    0.84      0.31        1.15     (1.40)    (0.10)    (1.50)    10.04   11.50%    $ 41,066

                           RATIOS/SUPPLEMENTAL DATA
                           ------------------------

                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------

                   BEFORE     AFTER      BEFORE     AFTER                 AVERAGE
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO   COMMISSION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER    RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE      PER SHARE
----             ---------- ---------- ---------- ---------- ---------   ----------
BRINSON GLOBAL FUND (Commencement of Operations August 31, 1992)
1993............  1.35%/1/   1.05%/1/   3.26%/1/   3.56%/1/    149%         N/A
1994............  1.14%      1.10%      3.21%      3.25%       231%         N/A
1995............  1.09%        N/A      4.27%        N/A       238%         N/A
1996............  1.04%        N/A      3.69%        N/A       142%       $0.0291
BRINSON GLOBAL EQUITY FUND (Commencement of Operations January 28, 1994)
1994............  2.65%/1/   1.00%/1/   0.24%/1/   1.89%/1/     21%         N/A
1995............  2.06%      1.00%      0.71%      1.77%        36%         N/A
1996............  1.77%      1.00%      0.57%      1.34%        74%       $0.0288
BRINSON GLOBAL BOND FUND (Commencement of Operations July 30, 1993)
1994............  1.78%/1/   0.90%/1/   4.03%/1/   4.91%/1/    189%         N/A
1995............  1.43%      0.90%      5.53%      6.06%       199%         N/A
1996............  1.65%      0.90%      4.98%      5.73%       184%         N/A

-----
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE GLOBAL FUNDS

  The Global Fund, Global Equity Fund and Global Bond Fund each have an investment objective to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, each Series attempts to control risk. These investment objectives are fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the respective Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Fund may invest in other open-end investment companies advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners.

  The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Fund will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Global Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND AND GLOBAL EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketablilty, and therefore, may be more volatile. Fluctuations in the value of the Global Fund's and Global Equity Fund's equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (ALL GLOBAL FUNDS)-- Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (ALL GLOBAL FUNDS)--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL GLOBAL FUNDS)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY)--The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust-- International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Global Fund and Global Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of each Series' respective average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. For the fiscal year ended June 30, 1996, the Global Bond Fund paid a monthly fee at the annual rate of 0.75% of its average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an agreement dated November 20, 1995, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $75,000 for the initial multiple class portfolio and $10,000 per year for each additional multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the Global Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds or the Series. The minimum initial investment for Fund shares is $100,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Global Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $100,000                 MINIMUM $2,500
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO}                     Application accompanying this    to "Brinson ________ Fund."
                           Prospectus.
                         . Make your check payable to     . Enclose the remittance por-
                           "Brinson ________ Fund."         tion of your account statement
                                                            and include the amount of in-
                                                            vestment, the account name and
                                                            number.
                         . Mail to the address indicated  . Mail to the address indicated
                           on the Account Application.      on your account statement or
                                                            enclose in the envelope pro-
                                                            vided.
BY WIRE                  . Call (800) 448-2430 to ar-
[LOGO]                     range for
                           a wire transaction.
                         . Wire federal funds within 24   . Wire federal funds to:
                           hours                            UNITED MISSOURI BANK KC NA
                           to: UNITED MISSOURI BANK KC NA   ABA # 10-10-00695
                           ABA # 10-10-00695                FOR: FPS SERVICES, INC.
                           FOR: FPS SERVICES, INC.          A/C 98-7037-071-9
                           A/C 98-7037-071-9                "BRINSON ________ FUND" AND
                           "BRINSON ________ FUND" AND      INCLUDE YOUR NAME AND ACCOUNT
                           INCLUDE YOUR NAME AND YOUR NEW   NUMBER.
                           ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address indicated immediately
                           following the initial wire
                           transaction.
BY TELEPHONE             . Call (800) 448-2430 to ar-     . Call (800) 448-2430 to ar-
[LOGO]                     range for a telephone transac-   range for a telephone transac-
                           tion.                            tion.

PURCHASING BY EXCHANGES  . You may open a new account by  . You may purchase additional
[LOGO]                     making an exchange from an       shares by making an exchange
                           existing Brinson Fund class      from an existing Brinson Fund
                           account of any other Series of   class account of any other Se-
                           the Trust. Exchanges may be      ries of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or tele-
                           Call (800) 448-2430 for assis-   phone. Call (800) 448-2430 for
                           tance.                           assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call        "Account Options" or call
                           (800) 448-2430 for assistance.   (800) 448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

   ACCOUNT OPTIONS                           INSTRUCTIONS
---------------------  --------------------------------------------------------
AUTOMATIC INVESTMENT   .   You may have money deducted directly from your
 PLAN                      checking, savings or bank money market accounts for
                           investment in the Funds each month or quarter.
                       .   Complete the Automatic Investment Plan Application,
                           which is available upon request by calling (800)
                           448-2430, and mail it to the address indicated.
                       .   The initial account must be opened first with the
                           initial $100,000 minimum investment, with
                           subsequent minimum investments of $500 pursuant to
                           the Automatic Investment Plan.
                       .   The account designated will be debited in the
                           specified amount, on the date indicated, and Fund
                           shares will be purchased. The Trust may alter or
                           terminate the Automatic Investment Plan at any
                           time.
SYSTEMATIC WITHDRAWAL  .   A shareholder with a minimum account of $100,000
 PLAN                      may direct the transfer agent to send the
                           shareholder (or anyone the shareholder designates)
                           regular, monthly, quarterly or semi-annual
                           payments. Each payment under a Systematic
                           Withdrawal Plan ("SWP") must be at least $500. Such
                           payments are drawn from share redemptions.
                       .   Shareholders participating in the SWP must elect to
                           have their dividends and distributions
                           automatically reinvested in additional Fund shares.
                       .   The Trust may terminate any SWP for an account if
                           the value of the account falls below $50,000 as a
                           result of share redemptions or an exchange of
                           shares of a Fund for Brinson Fund class shares of
                           another Series of the Trust.
INDIVIDUAL RETIREMENT  .   An IRA is a tax-deferred retirement savings account
 ACCOUNTS                  that may be used by an individual under age 70 1/2
                           who has compensation or self-employment income and
                           his or her unemployed spouse, or an individual who
                           has received a qualified distribution from his or
                           her employer's retirement plan.
                       .   The minimum purchase requirement for IRAs is
                           $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem shares of the Funds without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Trust will not accept a check endorsed over by a third-party.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL .   Submit a written request for redemption with:
 [LOGO]      .   The Fund's name;
             .   Your Fund account number;
             .   The dollar amount or number of shares to be redeemed; and
             .   Signatures of all persons required to sign for transactions, exactly as their names appear on the Account Application.
         .   A signature guarantee for the signature of each person in whose name the account is registered is required on all written
             redemption requests over $5,000.
         .   Mail to the address indicated on the Account Application.
             Questions may be directed to the transfer agent at (800) 448-
             2430.
 BY WIRE .   This service must be elected either on the initial application or
 [LOGO]      subsequently in writing.
         .   Shares may be redeemed by instructing the transfer agent by telephone at (800) 448-2430.
         .   Wire redemption requests must be received by the transfer agent before 4:00 p.m. Eastern time for money to be wired the next business day.

 BY TELEPHONE (800) 448-2430 .   This service must be elected in advance
 [LOGO]                          either on the initial application or
                                 subsequently arranged in writing.
                             .   Shares may be redeemed by instructing the
                                 transfer agent by telephone at (800) 448-2430.
                             .   Shares will be sold at the next share price
                                 calculated after the order is received and
                                 accepted. Share price is normally calculated at
                                 4:00 p.m. Eastern time.
 AUTOMATICALLY               .   Please refer to "Systematic Withdrawal Plan"
                                 under "Account Options" or call (800) 448-2430
                                 for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Global Funds by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within a range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by a Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of the shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND AND GLOBAL BOND FUND)

  As a result of the Global Fund's and Global Bond Fund's investment policies, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the effected Series and ultimately, by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Global Funds at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Global Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the Global Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND AND GLOBAL EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock, and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series expects their U.S. equity investments to emphasize large and intermediate capitalization companies. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies, although the Global Fund may also invest in small market capitalization equity markets. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in other open-end investment companies advised by Brinson, in equity securities of issuers in emerging markets, and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds") carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Both Series currently intend to limit their aggregate investments in non-investment grade debt securities of their U.S. and non-U.S. dollar-denominated fixed income assets to no more than 5% of their respective net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL GLOBAL FUNDS): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND):
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase the yield to maturity, while a prepayment rate that is slower than expected will reduce the yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately-issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND AND GLOBAL BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. A Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of its when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (ALL GLOBAL FUNDS): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to its forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (ALL GLOBAL FUNDS): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolios' exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to our options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL GLOBAL FUNDS): The Series may enter into contracts for the future purchase or sale of securities, indices or foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL GLOBAL FUNDS): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL GLOBAL FUNDS): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, a Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL GLOBAL FUNDS): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL GLOBAL FUNDS): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL GLOBAL FUNDS): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                             ---------------------
                               The Brinson Funds





                              BRINSON GLOBAL FUND
                           BRINSON GLOBAL EQUITY FUND
                            BRINSON GLOBAL BOND FUND

                                   PROSPECTUS

                                OCTOBER 28, 1996




                                     [LOGO]




                              Global Institutional
                                Asset Management
                            ------------------------
   The Brinson Funds
   -------------------------------------------------------

   209 South LaSalle Street . Chicago, Illinois 60604-1295

   Tel: (800) 448-2430

                                  The Brinson Funds
                       [LOGO]

                          BRINSON U.S. BALANCED FUND

                           BRINSON U.S. EQUITY FUND

                            BRINSON U.S. BOND FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or "Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class.

  This Prospectus pertains only to the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund (each a "Fund" and collectively, the "Funds" or "U.S. Funds"), which represent the Brinson Fund class shares of the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund Series (each a "Series" and collectively, the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the U.S. Funds. Investors should read and retain this Prospectus for future reference. Additional information about the U.S. Funds, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
FPS Broker Services, Inc.                 Brinson Partners, Inc.
3200 Horizon Drive                        209 South LaSalle Street
P.O. Box 61503                            Chicago, IL 60604-1295
King of Prussia, PA 19406-0903            (800) 448-2430
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Description of the U.S. Funds..............................................   3
Investment Objectives and Policies.........................................   3
  U.S. Balanced Fund.......................................................   3
  U.S. Equity Fund.........................................................   3
  U.S. Bond Fund...........................................................   4
Investment Considerations and Risks........................................   4
Management of the Trust ...................................................   6
Portfolio Management.......................................................   7
Administration of the Trust................................................   7
Purchase of Shares.........................................................   7
Account Options............................................................   9
Redemption of Shares.......................................................  10
Net Asset Value............................................................  12
Dividends, Distributions and Taxes.........................................  13
General Information........................................................  15
Performance Information....................................................  16
Appendix A.................................................................  18





  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                             TOTAL FUND
                            MANAGEMENT FEES         OTHER EXPENSES       OPERATING EXPENSES
                         (AFTER FEE WAIVER)/1/ (AFTER REIMBURSEMENT)/2/ (AFTER REIMBURSEMENT)
                         --------------------- ------------------------ ---------------------
Brinson U.S. Balanced
 Fund...................         0.49%                  0.31%                   0.80%
Brinson U.S. Equity
 Fund...................         0.36%                  0.44%                   0.80%
Brinson U.S. Bond Fund..         0.00%                  0.60%                   0.60%

----------
/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that total operating expenses of the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund will never exceed 0.80%, 0.80% and 0.60%, respectively. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund would have been 1.01%, 1.14% and 3.63%, respectively.
/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Brinson U.S. Balanced Fund......................  $ 8     $26     $44     $99
Brinson U.S. Equity Fund........................  $ 8     $26     $44     $99
Brinson U.S. Bond Fund..........................  $ 6     $19     $33     $75

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

--------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--FISCAL YEARS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                 TOTAL              DISTRIBU-
                                                 INCOME   DISTRIBU-   TIONS              NET                 NET
                                       NET       (LOSS)     TIONS   FROM AND            ASSET               ASSETS
                 NET ASSET   NET    REALIZED      FROM    FROM NET  IN EXCESS           VALUE-    TOTAL     END OF
                  VALUE-   INVEST-     AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN     PERIOD
                 BEGINNING  MENT   UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD INCOME  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- --------
BRINSON U.S. BALANCED FUND (Commencement of Operations December 30, 1994)
1995............  $10.00    0.23      1.16        1.39     (0.16)      --      (0.16)   $11.23   13.91%    $157,724
1996............   11.23    0.44      1.04        1.48     (0.43)    (0.57)    (1.00)    11.71   13.52%    $227,829
BRINSON U.S. EQUITY FUND (Commencement of Operations February 22, 1994)
1994............  $10.00    0.05     (0.36)      (0.31)    (0.04)      --      (0.04)   $ 9.65   (3.10%)   $  8,200
1995............    9.65    0.16      1.89        2.05     (0.14)    (0.03)    (0.17)    11.53   21.45%    $ 42,573
1996............   11.53    0.17      3.31        3.48     (0.17)    (0.25)    (0.42)    14.59   30.57%    $126,342
BRINSON U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  $10.00    0.50     (0.14)       0.36     (0.40)    (0.03)    (0.43)   $ 9.93    3.60%    $  9,047

                           RATIOS/SUPPLEMENTAL DATA
                           ------------------------

                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                         AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER                COMMIS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE    PORTFOLIO   SION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE-  TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE     PER SHARE
----             ---------- ---------- ---------- ----------  --------- ---------
BRINSON U.S. BALANCED FUND (Commencement of Operations December 30, 1994)
1995............  1.06%/1/   0.80%/1/   4.36%/1/   4.63%/1/    196%       N/A
1996............  1.01%      0.80%      3.76%      3.97%       240%     $0.0481
BRINSON U.S. EQUITY FUND (Commencement of Operations February 22, 1994)
1994............  5.40%/1/   0.80%/1/  (2.82)%/1/  1.78%/1/      9%       N/A
1995............  1.70%      0.80%      1.09%      1.99%        33%       N/A
1996............  1.14%      0.80%      1.13%      1.47%        36%     $0.0457
BRINSON U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  3.63%/1/   0.60%/1/   3.00%/1/   6.03%/1/    363%       N/A

-----
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE U.S. FUNDS

  The U.S. Equity Fund and U.S. Bond Fund each have an investment objective to maximize total return, consisting of capital appreciation and current income, while controlling risk. The U.S. Balanced Fund has the investment objective to maximize total return, consisting of capital appreciation and current income. These investment objectives are fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the respective Series. Unless otherwise stated in this Prospectus or in the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. In seeking to achieve its investment objective, the Series attempts to control risk. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "Balanced Benchmark"), which is compiled by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as on the over-the-counter markets. The Series may engage in futures and options for hedging and other permissible purposes as more fully described in "Investment Considerations and Risks" and in Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies and instrumentalities and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the U.S. Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (U.S. BALANCED FUND AND U.S. EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of the U.S. Balanced Fund's and U.S. Equity Fund's equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities declines, and when interest rates fall, prices rise.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL U.S. FUNDS)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a specific security, or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options), investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products, such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for the Series, including options, futures, forward contracts and interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust-- International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to a Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund paid Brinson Partners a monthly fee at the annual rate of 0.70%, 0.70% and 0.50%, respectively, of each Series' respective average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an agreement dated November 20, 1995, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the U.S. Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Funds or the Series. The minimum initial investment for Fund shares is $100,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the U.S. Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Funds. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
         -------------------------------  -------------------------------
         MINIMUM $100,000                 MINIMUM $2,500
BY MAIL  . Complete and sign the Account  . Make your check payable
[LOGO]     Application accompanying this    to "Brinson ________ Fund."
           Prospectus.
         . Make your check payable to     . Enclose the remittance
           "Brinson ________ Fund."         portion of your account
                                            statement and include the
                                            amount of investment, the
                                            account name and number.
         . Mail to the address indicated  . Mail to the address indicated
           on the Account Application.      on your account statement or
                                            enclose in the envelope
                                            provided.
BY WIRE  . Call (800) 448-2430 to
[LOGO]     arrange for a wire
           transaction.
         . Wire federal funds within 24   . Wire federal funds to:
           hours to:                        UNITED MISSOURI BANK KC NA
           UNITED MISSOURI BANK KC NA       ABA # 10-10-00695
           ABA # 10-10-00695                FOR: FPS SERVICES, INC.
           FOR: FPS SERVICES, INC.          A/C 98-7037-071-9
           A/C 98-7037-071-9                "BRINSON ________ FUND" AND
           "BRINSON ________ FUND" AND      INCLUDE YOUR NAME AND ACCOUNT
           INCLUDE YOUR NAME AND NEW        NUMBER.
           ACCOUNT NUMBER.
         . Complete and sign the Account
           Application and mail to the
           address indicated immediately
           following the initial wire
           transaction.

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
BY TELEPHONE             . Call (800) 448-2430 to         . Call (800) 448-2430 to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.
PURCHASING BY EXCHANGES  . You may open a new account by  . You may purchase additional
[LOGO]                     making an exchange from an       shares by making an exchange
                           existing Brinson Fund class      from an existing Brinson Fund
                           account of any other Series of   class account of any other
                           the Trust. Exchanges may be      Series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call (800) 448-2430 for          telephone. Call (800) 448-2430
                           assistance.                      for assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call        "Account Options" or call
                           (800) 448-2430 for assistance.   (800) 448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

      ACCOUNT OPTIONS                           INSTRUCTIONS
 --------------------------  ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN   . You may have money deducted directly from
                               your checking, savings or bank money market
                               accounts for investment in the Funds each
                               month or quarter.
                             . Complete the Automatic Investment Plan
                               Application, which is available upon
                               request by calling (800) 448-2430, and mail
                               it to the address indicated.
                             . The initial account must be opened first
                               with the initial $100,000 minimum
                               investment, with subsequent minimum
                               investments of $500 pursuant to the
                               Automatic Investment Plan.
                             . The account designated will be debited in
                               the specified amount, on the date
                               indicated, and Fund shares will be
                               purchased. The Trust may alter or terminate
                               the Automatic Investment Plan at any time.
 SYSTEMATIC WITHDRAWAL PLAN  . A shareholder with a minimum account of
                               $100,000 may direct the transfer agent to
                               send the shareholder (or anyone the
                               shareholder designates) regular, monthly,
                               quarterly or semi-annual payments. Each
                               payment under a Systematic Withdrawal Plan
                               ("SWP") must be at least $500. Such
                               payments are drawn from share redemptions.
                             . Shareholders participating in the SWP must
                               elect to have their dividends and
                               distributions automatically reinvested in
                               additional Fund shares.
                             . The Trust may terminate any SWP for an
                               account if the value of the account falls
                               below $50,000 as a result of share
                               redemptions or an exchange of shares of a
                               Fund for Brinson Fund class shares of
                               another Series of the Trust.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------  ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS  . An IRA is a tax-deferred retirement savings account that may be used by an
                                   individual under age 70 1/2 who has
                                   compensation or self-employment income
                                   and his or her unemployed spouse, or
                                   an individual who has received a
                                   qualified distribution from his or her
                                   employer's retirement plan.
                                 . The minimum purchase requirement for
                                   IRAs is $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem their shares of the Funds without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Trust will not accept a check endorsed over by a third-party.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                     . Submit a written request for redemption with:
 [LOGO]                        . The Fund's name;
                               . Your Fund account number;
                               . The dollar amount or number of shares to be
                                 redeemed; and
                               . Signatures of all persons required to sign for
                                 transactions, exactly as their names appear on
                                 the Account Application.
                             . A signature guarantee for the signature of each
                               person in whose name the account is registered
                               is required on all written redemption requests
                               over $5,000.
                             . Mail to the address indicated on the Account
                               Application. Questions may be directed to the
                               transfer agent at (800) 448-2430.
 BY WIRE                     . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at (800) 448-2430.
                             . Wire redemption requests must be received by the
                               transfer agent before 4:00 p.m. Eastern time for
                               money to be wired the next business day.
 BY TELEPHONE (800) 448-2430 . This service must be elected either on the
 [LOGO]                        initial application or subsequently arranged in
                               writing.
                             . Shares may be redeemed by instructing the
                               transfer agent by telephone at (800) 448-2430.
                             . Shares will be sold at the next share price
                               calculated after the order is received and
                               accepted. Share price is normally calculated at
                               4:00 p.m. Eastern time.
 AUTOMATICALLY               . Please refer to "Systematic Withdrawal Plan"
                               under "Account Options" or call (800) 448-2430
                               for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the U.S. Funds by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Series that meet the Series' investment objective and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by a Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of share of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of a Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal

Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. The U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund are each diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the U.S. Balanced Fund's and U.S. Bond Fund's investment policies, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the effected Series and ultimately, by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the U.S. Funds at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement

(based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the U.S. Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger -- Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the U.S. Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (U.S. BALANCED FUND AND U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or exchangeable for common stock and securities such as warrants or rights that are convertible into common stock. The Series expects their U.S. equity investments to emphasize large and intermediate capitalization companies.

  FIXED INCOME SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  CASH AND CASH EQUIVALENTS (ALL U.S. FUNDS): The Series may invest a portion of their assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE AND ASSET-BACKED SECURITIES (U.S. BALANCED FUND AND U.S. BOND
FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase the yield to maturity, while a prepayment rate that is slower than expected will reduce the yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately-issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (U.S. BALANCED FUND AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FUTURES CONTRACTS (ALL U.S. FUNDS): The Series may enter into contracts for the future purchase or sale of securities or indices. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  OPTIONS (ALL U.S. FUNDS): The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. A Series may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL U.S. FUNDS): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL U.S. FUNDS): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL U.S. FUNDS): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL U.S. FUNDS): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                             ---------------------
                               The Brinson Funds



                           BRINSON U.S. BALANCED FUND
                            BRINSON U.S. EQUITY FUND
                             BRINSON U.S. BOND FUND

                                   PROSPECTUS

                                OCTOBER 28, 1996



                                     [LOGO]



                              Global Institutional
                                Asset Management
                            ------------------------
   The Brinson Funds
   -----------------------------------------------------------
   209 South LaSalle Street . Chicago, Illinois 60604-1295

   Tel: (800) 448-2430

            [LOGO]                 The Brinson Funds

                         BRINSON NON-U.S. EQUITY FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

  THE BRINSON FUNDS (the "Trust") is a no-load, open-end management investment company which currently offers seven distinct investment portfolios or " Series." Each Series offers two classes of shares: the Brinson Fund class and SwissKey Fund class. This Prospectus pertains only to the Brinson Non-U.S. Equity Fund (the "Fund"), which represents the Brinson Fund class shares of the Non-U.S. Equity Fund Series (the "Series").

  The Brinson Fund class shares have no sales charges or 12b-1 fees. The SwissKey Fund class shares are also offered without sales charges, but impose a 12b-1 fee. Further information relating to the SwissKey Fund class shares may be obtained by calling 1-800-SWISSKEY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Brinson Non-U.S. Equity Fund. Investors should read and retain this Prospectus for future reference. Additional information about the Non-U.S. Equity Fund, and the other Series and classes of shares of the Trust is contained in the Statement of Additional Information dated October 28, 1996, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission. The Statement of Additional Information is incorporated by reference into this Prospectus and is available upon request and without charge from the Trust, at the addresses and telephone numbers below.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
FPS Broker Services, Inc.                 Brinson Partners, Inc.
3200 Horizon Drive                        209 South LaSalle Street
P.O. Box 61503                            Chicago, IL 60604-1295
King of Prussia, PA 19406-0903            (800) 448-2430
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   1
Financial Highlights.......................................................   2
Investment Objective and Policies..........................................   3
Investment Considerations and Risks........................................   3
Management of the Trust....................................................   5
Portfolio Management.......................................................   6
Administration of the Trust................................................   6
Purchase of Shares.........................................................   7
Account Options............................................................   9
Redemption of Shares.......................................................  10
Net Asset Value............................................................  12
Dividends, Distributions and Taxes.........................................  14
General Information........................................................  15
Performance Information....................................................  16
Appendix A.................................................................  18




  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

Management Fees (after fee waiver)/1/..................................... 0.60%
Other Expenses (after reimbursement)/2/................................... 0.40%
                                                                           -----
Total Fund Operating Expenses (after reimbursement)....................... 1.00%
                                                                           =====

----------
/1/The Advisor has irrevocably agreed to waive its fees and reimburse certain expenses so that the Fund's total operating expenses will never exceed 1.00%. Had the Advisor not irrevocably agreed to waive fees and reimburse expenses, the total fund operating expenses for the fiscal year ended June 30, 1996 for the Brinson Non-U.S. Equity Fund would have been 1.20%.

/2/"Other Expenses" include the fee paid to the Administrator, which is calculated on the basis of the total net assets of all portfolios within the Trust and is subject to an annual minimum fee of $75,000 for the initial multiple class portfolio and $10,000 per each additional multiple class portfolio.

  EXAMPLE: Based on the level of expenses listed above after reimbursement, the total expenses relating to an investment of $1,000 would be as follows, assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
Brinson Non-U.S. Equity Fund....................  $10     $32     $55     $122

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

-------------------------------------------------------------------------------

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATIVE OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, THE FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

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FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Fund's independent auditors, whose unqualified report thereon appears in the Fund's Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

  The following table sets forth financial data for a share of beneficial interest of the Fund outstanding throughout the periods presented.

                                                                FOR THE PERIOD
                                  FOR THE YEAR  FOR THE YEAR  AUGUST 31, 1993/1/
                                      ENDED         ENDED             TO
                                  JUNE 30, 1996 JUNE 30, 1995   JUNE 30, 1994
                                  ------------- ------------- ------------------
Net asset value, beginning of
 period.........................    $   9.68      $   9.69         $ 10.00
Income from investment opera-
 tions:
  Net investment income.........        0.18          0.15            0.10
  Net realized and unrealized
   gain (loss)..................        2.05         (0.16)          (0.34)
                                    --------      --------         -------
    Total income (loss) from in-
     vestment operations .......        2.23         (0.01)          (0.24)
                                    --------      --------         -------
Less distributions:
  Distributions from net invest-
   ment income..................       (0.18)          --            (0.07)
  Distributions from and in ex-
   cess of net realized gain....       (0.56)          --              --
                                    --------      --------         -------
    Total distributions.........       (0.74)          --            (0.07)
                                    --------      --------         -------
  Net asset value, end of peri-
   od...........................    $  11.17      $   9.68         $  9.69
                                    ========      ========         =======
  Total Return (non-annualized).       23.64%        (0.10%)         (2.45%)
Ratios/Supplemental Data
  Net assets, end of period (in
   000's).......................    $212,366      $148,319         $71,544
  Ratio of expenses to average
   net assets:
    Before expense reimburse-
     ment.......................        1.20%         1.23%           1.60%/2/
    After expense reimbursement.        1.00%         1.00%           1.00%/2/
  Ratio of net investment income
   to average net assets:
    Before expense reimburse-
     ment.......................        1.67%         1.93%           1.28%/2/
    After expense reimbursement.        1.87%         2.16%           1.88%/2/
Portfolio Turnover Rate.........          20%           14%             12%
Average commission rate paid per
 share                              $ 0.0219           N/A             N/A

----------
/1/Commencement of investment operations.
/2/Annualized.
N/A--Not Applicable

INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securities of non-U.S. issuers. The investment objective is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depository Receipts; common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. Unless otherwise stated in this Prospectus or in the Statement of Additional Information, the Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity
(Free) Index.

  The Series does not intend to concentrate its investments in a particular industry. The Series does not intend to issue senior securities, as defined in the Investment Company Act of 1940, as amended (the "Act"), except that the Series may engage in borrowing activities as defined in Appendix A in this Prospectus and in the Statement of Additional Information. The Series' investment objective and policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Non-U.S. Equity Fund may invest, strategies employed by Brinson Partners in its attempt to attain the Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain its investment objective. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A to this Prospectus and in the Statement of Additional Information.

  EQUITY SECURITIES--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. Fluctuations in the value of the Non-U.S. Equity Fund's equity investments will affect the value of its shares and thus the Fund's total return to investors.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS--Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. Investments will be made primarily in the equity securities of companies domiciled in developed countries. The Series intends to diversify broadly among countries but reserves the right to invest a substantial portion of its assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep its books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly effected by changes in currency exchange rates. Some currency prices may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risk, there is no assurance that the Series will do so at an appropriate time or that it will be able to predict exchange rates accurately. For example, if the Series increases its exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decreases its exposure to a currency and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series will manage currency exposures relative to the normal currency allocation and will consider return and risks of currency exposures relative to the Benchmark.

  FOREIGN CURRENCY TRANSACTIONS--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover its obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities or equity securities ("futures contracts"), forward contracts, swaps and swap related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. The Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. The Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  The Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. The Series will not engage in derivative investments purely for speculative purposes. The Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to the Series' derivative instruments will be consistent with the Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for the Series, including options, futures and forward contracts, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (Series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust--International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreement with the Trust on behalf of the Series, Brinson Partners receives a monthly fee at the annual percentage rate of the Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses, and has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreement, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Non-U.S. Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of the Series' average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  FPS Broker Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an agreement dated November 20, 1995, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of the Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. The Series pays its pro rata portion based upon its average daily net assets, but in no event shall the Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of the Series.

  FPS serves as the Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be addressed to the transfer agent at (800) 448-2430.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Fund's net asset value.

PURCHASE OF SHARES

  Shares of the Non-U.S. Equity Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the Fund or the Series. The minimum initial investment for Fund shares is $100,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Fund at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  Purchase orders for shares of the Non-U.S. Equity Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
                         MINIMUM $100,000                 MINIMUM $2,500
BY MAIL                  . Complete and sign the Account  . Make your check payable
[LOGO]                     Application accompanying this    to "Brinson Non-U.S. Equity
                           Prospectus.                      Fund."
                         . Make your check payable to     . Enclose the remittance por-
                           "Brinson Non-U.S. Equity         tion of your account statement
                           Fund."                           and include the amount of in-
                                                            vestment, the account name and
                                                            number.
                         . Mail to the address indicated  . Mail to the address indicated
                           on                               on your account statement or
                           the Account Application.         enclose in the envelope pro-
                                                            vided.
BY WIRE                  . Call (800) 448-2430 to ar-
[LOGO]                     range for a wire transaction.
                         . Wire federal funds within 24   . Wire federal funds to:
                           hours to:                        UNITED MISSOURI BANK KC NA
                           UNITED MISSOURI BANK KC NA       ABA # 10-10-00695
                           ABA # 10-10-00695                FOR: FPS SERVICES, INC.
                           FOR: FPS SERVICES, INC.          A/C 98-7037-071-9
                           A/C 98-7037-071-9                "BRINSON NON-U.S. EQUITY FUND"
                           "BRINSON NON-U.S. EQUITY FUND"   AND INCLUDE YOUR NAME AND
                           AND INCLUDE YOUR NAME AND NEW    ACCOUNT NUMBER.
                           ACCOUNT NUMBER.
                         . Complete and sign the Account
                           Application and mail to the
                           address
                           indicated immediately follow-
                           ing the
                           initial wire transaction.
BY TELEPHONE             . Call (800) 448-2430 to ar-     . Call (800) 448-2430 to ar-
[LOGO]                     range for a telephone transac-   range for a telephone transac-
                           tion.                            tion.

PURCHASING BY EXCHANGES  . You may open a new account by  . You may purchase additional
[LOGO]                     making an exchange from an ex-   shares by making an exchange
                           isting Brinson Fund class ac-    from an existing Brinson Fund
                           count of any other Series of     class account of any other Se-
                           the Trust. Exchanges may be      ries of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or tele-
                           Call (800) 448-2430 for assis-   phone. Call (800) 448-2430 for
                           tance.                           assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under "Ac-      Investment Plan" under "Ac-
                           count Options" or call (800)     count Options" or call (800)
                           448-2430 for assistance.         448-2430 for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at (800) 448-2430.

ACCOUNT OPTIONS        INSTRUCTIONS
---------------        --------------------------------------------------------
AUTOMATIC INVESTMENT   .   You may have money deducted directly from your
 PLAN                      checking, savings or bank money market accounts for
                           investment in the Fund each month or quarter.
                       .   Complete the Automatic Investment Plan Application,
                           which is available upon request by calling (800)
                           448-2430, and mail it to the address indicated.
                       .   The initial account must be opened first with the
                           initial $100,000 minimum investment, with
                           subsequent minimum investments of $500 pursuant to
                           the Automatic Investment Plan.
                       .   The account designated will be debited in the
                           specified amount, on the date indicated, and Fund
                           shares will be purchased. The Trust may alter or
                           terminate the Automatic Investment Plan at any
                           time.
SYSTEMATIC WITHDRAWAL  .   A shareholder with a minimum account of $100,000
 PLAN                      may direct the transfer agent to send the
                           shareholder (or anyone the shareholder designates)
                           regular, monthly, quarterly or semi-annual
                           payments. Each payment under a Systematic
                           Withdrawal Plan ("SWP") must be at least $500. Such
                           payments are drawn from share redemptions.
                       .   Shareholders participating in the SWP must elect to
                           have their dividends and distributions
                           automatically reinvested in additional Fund shares.
                       .   The Trust may terminate any SWP for an account if
                           the value of the account falls below $50,000 as a
                           result of share redemptions or an exchange of
                           shares of a Fund for Brinson Fund class shares of
                           another Series of the Trust.
INDIVIDUAL RETIREMENT  .   An IRA is a tax-deferred retirement savings account
 ACCOUNTS                  that may be used by an individual under age 70 1/2
                           who has compensation or self-employment income and
                           his or her unemployed spouse, or an individual who
                           has received a qualified distribution from his or
                           her employer's retirement plan.
                       .   The minimum purchase requirement for IRAs is
                           $2,000.

REDEMPTION OF SHARES

  Shareholders may redeem their shares of the Non-U.S. Equity Fund without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Trust will not accept a check endorsed over by a third-party.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Non-U.S. Equity Fund's net asset value per share is calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of the Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where the Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL        .   Submit a written request for redemption with:
 [LOGO]             . The Fund's name;
                    . Your Fund account number;
                    . The dollar amount or number of shares to be
                      redeemed; and
                    . Signatures of all persons required to sign
                      for transactions, exactly as their names
                      appear on the Account Application.
                .   A signature guarantee for the signature of each
                    person in whose name the account is registered is
                    required on all written redemption requests over
                    $5,000.
                .   Mail to the address indicated on the Account
                    Application. Questions may be directed to the
                    transfer agent at (800) 448-2430.
 BY WIRE        .   This service must be elected either on the initial
 [LOGO]             application or subsequently arranged in writing.
                .   Shares may be redeemed by instructing the transfer
                    agent by telephone at (800) 448-2430.
                .   Wire redemption requests must be received by the
                    transfer agent before 4:00 p.m. Eastern time for
                    money to be wired the next business day.
 BY TELEPHONE   .   This service must be elected either on the initial
 (800) 448-2430     application or subsequently arranged in writing.
 [LOGO]         .   Shares may be redeemed by instructing the transfer
                    agent by telephone at (800) 448-2430.
                .   Shares will be sold at the next share price
                    calculated after the order is received and
                    accepted. Share price is normally calculated at
                    4:00 p.m. Eastern time.
 AUTOMATICALLY  .   Please refer to "Systematic Withdrawal Plan" under
                    "Account Options" or call (800) 448-2430 for
                    assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the Fund by wire or telephone may be modified or terminated by the Trust at any time.

  Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Fund will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if it does not, the Fund or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for Brinson Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of any Series of the Trust. Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Series' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the Brinson Fund class shares and SwissKey Fund class shares is computed by adding, with respect to each class of shares, the value of the Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the Brinson Fund class shares and the SwissKey Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily-available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

    Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of the Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that the Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of the Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of the Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of the Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute its net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by the Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of the Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of the Series will share proportionately in the investment income and expenses of the Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  The Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves the Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. The Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or additional shares. All distributions may be subject to state and local taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of the Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the

Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of the Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. The Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different investment portfolios or Series. The Trustees of the Trust may establish additional Series or classes of shares without the approval of shareholders. The Non-U.S. Equity Fund is a diversified portfolio. The assets of the Series belong only to the Series, and the liabilities of the Series are borne solely by the Series and no other.

DESCRIPTION OF SHARES

  The Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-Series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such Series. Shares of the Series represent equal proportionate interests in the assets of the Series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of the Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or Series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of the Series is entitled to one full and fractional vote in the Series and all shares of the Series participate equally in regard to dividends, distributions, and liquidations with respect to the Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of the Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the Series. In addition, subject to certain conditions, shareholders of the Series may apply to other Series of the Trust to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, the Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the Non-U.S. Equity Fund at (800) 448-2430 or write to The Brinson Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Fund's past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Non-U.S. Equity Fund's calculations of yield or total return. Further information about the performance of the Fund is included in the Fund's Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at (800) 448-2430.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES: The Series may invest in a broad range of equity securities of non-U.S. issuers, including common and preferred stocks, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series will typically invest in equity securities listed on recognized foreign exchanges, but may also invest in securities traded in over-the-counter markets. The Series expects its investments to emphasize large and intermediate capitalization companies. Capitalization levels are measured relative to specific markets, thus large and intermediate capitalization ranges will vary country by country.

  CASH AND CASH EQUIVALENTS: The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) which may be denominated in U.S. or non-U.S. currencies, including U.S. Treasury bills and other securities of the U.S. government and its agencies and instrumentalities, bankers' acceptances and certificates of deposit. The Series may also hold foreign currency, time deposits in U.S. and foreign banks, obligations of foreign sovereignties and companies, and Eurodollars. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be denominated in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes). When the Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  FOREIGN CURRENCY TRANSACTIONS: The Series may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, the Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. The Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When the Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities equal in value to its obligations with respect to its forward contracts for non-hedging purposes. Any assets held in any segregated account maintained by the Series with respect to any options, futures or forward contracts shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  At the maturity of a forward contract, the Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES: The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS: The Series may enter into contracts for the future purchase or sale of securities, indices or foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. The Series may enter into futures contracts to the extent that not more than 5% of its assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures transactions represent not more than 25% of its assets.

  The Series will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS: The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. The Series may use options traded on U.S. exchanges and to the extent permitted by law, options traded over-the-counter and on recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consistent with its 15% limitation on investments in illiquid securities.

  REPURCHASE AGREEMENTS: The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING: The Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES: The Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES: The Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling (800) 448-2430.

                             ---------------------
                               The Brinson Funds




                          BRINSON NON-U.S. EQUITY FUND

                                   PROSPECTUS

                                OCTOBER 28, 1996




                                     [LOGO]




                              Global Institutional
                                Asset Management
                            ------------------------
   The Brinson Funds
   -------------------------------------------------------

   209 South LaSalle Street . Chicago, Illinois 60604-1295

   Tel: (800) 448-2430

                                     LOGO

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               OCTOBER 28, 1996

  This Prospectus describes the SWISSKEY FUND CLASS of the investment portfolios offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc., which currently offers seven distinct investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (each a "Series" and collectively, the "Series"). Each Series offers two separate classes of shares--the SwissKey Fund class and the Brinson Fund class. The SwissKey Fund classes of the Series are referred to as the: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund (each a "Fund" and collectively, the "SwissKey Funds" or "Funds"). This prospectus pertains only to the SwissKey Fund class shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund class shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund class shares may be obtained by calling (800) 448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the SwissKey Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other class of shares of the Trust's investment portfolios is contained in the Statement of Additional Information dated October 28, 1996, as amended from time to time, which has been filed with the U.S. Securities and Exchange Commission and is available upon request and without charge from the Trust at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE U.S. SECURITIES EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:                              ADVISOR:
FPS Broker Services, Inc.                 Brinson Partners, Inc.
3200 Horizon Drive                        209 South LaSalle Street
P.O. Box 61503                            Chicago, IL 60604-1295
King of Prussia, PA 19406-0903            1-800-SWISSKEY
1-800-SWISSKEY

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Annual Fund Operating Expenses.............................................   3
Financial Highlights.......................................................   5
Description of the Funds...................................................   6
Investment Objectives and Policies.........................................   6
  Global Fund..............................................................   6
  Global Equity Fund.......................................................   7
  Global Bond Fund.........................................................   7
  U.S. Balanced Fund.......................................................   8
  U.S. Equity Fund.........................................................   8
  U.S. Bond Fund...........................................................   8
  Non-U.S. Equity Fund.....................................................   9
Investment Considerations and Risks........................................   9
Management of the Trust....................................................  12
Portfolio Management.......................................................  13
Administration of the Trust................................................  13
Purchase of Shares.........................................................  14
Account Options............................................................  16
Redemption of Shares.......................................................  17
Net Asset Value............................................................  20
Distribution Plan..........................................................  21
Dividends, Distributions and Taxes.........................................  22
General Information........................................................  23
Performance Information....................................................  25
Appendix A.................................................................  26

  THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY JURISDICTION OR TO ANY PERSON TO WHOM IT IS UNLAWFUL FOR THE FUNDS TO MAKE SUCH AN OFFER OR SOLICITATION. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

ANNUAL FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                         TOTAL FUND
                                                                                     OPERATING EXPENSES
                             MANAGEMENT FEES       12B-1       OTHER EXPENSES     (AFTER FEE WAIVER AND/OR
                          (AFTER FEE WAIVER)/1/ EXPENSES/2/ (AFTER REIMBURSEMENT)  EXPENSE REIMBURSEMENT)
                          --------------------- ----------- --------------------- ------------------------
SwissKey Global Fund....          0.80%            0.65%            0.24%                  1.69%
SwissKey Global Equity
 Fund...................          0.03%            0.76%            0.97%                  1.76%
SwissKey Global Bond
 Fund...................          0.00%            0.49%            0.90%                  1.39%
SwissKey U.S. Balanced
 Fund...................          0.49%            0.50%            0.31%                  1.30%
SwissKey U.S. Equity
 Fund...................          0.36%            0.52%            0.44%                  1.32%
SwissKey U.S. Bond Fund.          0.00%            0.47%            0.60%                  1.07%
SwissKey Non-U.S. Equity
 Fund...................          0.60%            0.84%            0.40%                  1.84%

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/1/Pursuant to the terms of the Investment Advisory Agreements between the Trust on behalf of each Series and the Advisor, the Advisor is to receive a monthly fee at the following annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund: 0.80%, 0.80%, 0.75%, 0.70%, 0.70%,
  0.50% and 0.80%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse certain expenses so that total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund will never exceed 1.10%, 1.00%, 0.90%, 0.80%, 0.80%, 0.60% and 1.00%, respectively. Absent these fee waivers and expense reimbursements, the total operating expenses for the SwissKey Fund class shares of the Series for the fiscal year ended June 30, 1996 would have been 1.69%--Global Fund, 2.53%--Global Equity Fund, 2.14%--Global Bond Fund, 1.51%--U.S. Balanced Fund, 1.66%--U.S. Equity Fund, 4.10%--U.S. Bond Fund and 2.04%--Non-U.S. Equity Fund.
/2/For purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for SwissKey Fund class shares of each Series. See "Distribution Plan." Although the Distribution Plan relating to the SwissKey Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the SwissKey Fund class shares, plus a 0.25% service fee for each SwissKey Fund class ("distribution fees"), the Trust and the Underwriter have agreed to limit aggregate distribution fees with respect to SwissKey Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.50%, 0.52%, 0.47% and 0.84% of the
  average daily net assets of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S. Equity Fund, respectively.

  Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the SwissKey Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

EXAMPLE: Based on the level of expenses listed above after fee waivers and reimbursements, the total expenses relating to an investment of $1,000 would be as follows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
SwissKey Global Fund............................  $17     $53    $ 92     $200
SwissKey Global Equity Fund.....................  $18     $55    $ 95     $207
SwissKey Global Bond Fund.......................  $14     $44    $ 76     $167
SwissKey U.S. Balanced Fund.....................  $13     $41    $ 71     $157
SwissKey U.S. Equity Fund.......................  $13     $42    $ 72     $159
SwissKey U.S. Bond Fund.........................  $11     $34    $ 59     $131
SwissKey Non-U.S. Equity Fund...................  $19     $58    $100     $216

  The foregoing table is designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indirectly.

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THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE INDICATED. MOREOVER, WHILE THE EXAMPLE ASSUMES A 5% ANNUAL RETURN, A FUND'S ACTUAL PERFORMANCE WILL VARY AND MAY RESULT IN ACTUAL RETURNS GREATER OR LESS THAN 5%.

-------------------------------------------------------------------------------

  THE TRUST ISSUES TWO CLASSES OF SHARES THAT INVEST IN THE SAME PORTFOLIOS OF SECURITIES. ALTHOUGH SHAREHOLDERS OF BOTH THE SWISSKEY FUND CLASS SHARES AND BRINSON FUND CLASS SHARES DO NOT PAY SALES CHARGES, SHAREHOLDERS OF SWISSKEY FUND CLASS SHARES ARE SUBJECT TO DISTRIBUTION EXPENSES. THEREFORE, EXPENSES, AND ULTIMATELY, PERFORMANCE WILL VARY BETWEEN THE CLASSES. FURTHER INFORMATION ABOUT THE BRINSON FUND CLASS SHARES OF THE TRUST MAY BE OBTAINED BY CALLING
(800) 448-2430.

FINANCIAL HIGHLIGHTS

  The selected financial information in the following table has been audited by the Funds' independent auditors, whose unqualified report thereon appears in the Funds' Annual Report to Shareholders dated June 30, 1996. Additional financial data and related notes are contained in the Funds' Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and is available without charge upon request.

FINANCIAL HIGHLIGHTS--PERIODS ENDED JUNE 30

  The following table presents financial data relating to a share of beneficial interest outstanding throughout the period presented. This information has been derived from the Funds' financial statements.

                           INCOME (LOSS) FROM INVESTMENT
                                     OPERATIONS                LESS DISTRIBUTIONS
                           ------------------------------ -----------------------------
                                                          DISTRIBU-
                                                            TIONS   DISTRIBU-
                                                 TOTAL    FROM AND    TIONS              NET                 NET
                             NET       NET       INCOME   IN EXCESS FROM AND            ASSET              ASSETS
                 NET ASSET INVEST-  REALIZED      FROM     OF NET   IN EXCESS           VALUE-    TOTAL    END OF
                  VALUE-    MENT       AND      INVEST-    INVEST-   OF NET     TOTAL    END     RETURN    PERIOD
                 BEGINNING INCOME  UNREALIZED     MENT      MENT    REALIZED  DISTRIBU-   OF      (NON-      (IN
YEAR             OF PERIOD (LOSS)  GAIN (LOSS) OPERATIONS  INCOME     GAIN      TIONS   PERIOD ANNUALIZED)  000S)
----             --------- ------- ----------- ---------- --------- --------- --------- ------ ----------- -------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  $11.60    0.39       1.10       1.49     (0.59)    (0.32)    (0.91)   $12.18   13.24%    $14,030
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.35   (0.01)      1.93       1.92     (0.01)    (0.69)    (0.70)   $11.57   19.25%    $33,012
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  $10.56    0.78       0.15       0.93     (1.37)    (0.10)    (1.47)   $10.02    9.17%    $ 3,653
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  $11.38    0.42       0.86       1.28     (0.42)    (0.57)    (0.99)   $11.67   11.54%    $   779
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $11.94    0.10       2.92       3.02     (0.13)    (0.25)    (0.38)   $14.58   25.70%    $ 5,387
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  $10.00    0.46      (0.13)      0.33     (0.38)    (0.03)    (0.41)   $ 9.92    3.24%    $   636
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  $10.26    0.12       1.45       1.57     (0.15)    (0.56)    (0.71)   $11.12   15.78%    $ 1,262
                         RATIOS/SUPPLEMENTAL DATA
                 -------------------------------------------
                                           RATIO OF NET
                   RATIO OF EXPENSES     INVESTMENT INCOME
                    TO AVERAGE NET        TO AVERAGE NET
                        ASSETS                ASSETS
                 --------------------- ---------------------
                                                                        AVERAGE
                   BEFORE     AFTER      BEFORE     AFTER              COMMISS-
                  EXPENSE    EXPENSE    EXPENSE    EXPENSE   PORTFOLIO    ION
                 REIMBURSE- REIMBURSE- REIMBURSE- REIMBURSE- TURNOVER  RATE PAID
YEAR                MENT       MENT       MENT       MENT      RATE    PER SHARE
----             ---------- ---------- ---------- ---------- --------- ---------
SWISSKEY GLOBAL FUND (Commencement of Operations July 31, 1995)
1996............  1.69%/1/        N/A   3.04%/1/        N/A    142%     $0.0291
SWISSKEY GLOBAL EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.53%/1/   1.76%/1/  (0.19)%/1/  0.58%/1/     74%     $0.0288
SWISSKEY GLOBAL BOND FUND (Commencement of Operations July 31, 1995)
1996............  2.14%/1/   1.39%/1/   4.49%/1/   5.24%/1/    184%         N/A
SWISSKEY U.S. BALANCED FUND (Commencement of Operations July 31, 1995)
1996............  1.51%/1/   1.30%/1/   3.26%/1/   3.47%/1/    240%     $0.0481
SWISSKEY U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  1.66%/1/   1.32%/1/   0.61%/1/   0.95%/1/     36%     $0.0457
SWISSKEY U.S. BOND FUND (Commencement of Operations August 31, 1995)
1996............  4.10%/1/   1.07%/1/   2.53%/1/   5.56%/1/    363%         N/A
SWISSKEY NON-U.S. EQUITY FUND (Commencement of Operations July 31, 1995)
1996............  2.04%/1/   1.84%/1/   0.83%/1/   1.03%/1/     20%     $0.0219

--------
/1/Annualized
N/A=Not Applicable

DESCRIPTION OF THE FUNDS

  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. There can be no assurance that the Series will achieve their investment objectives.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except that each Series may engage in borrowing activities as defined in Appendix A and in the Statement of Additional Information. Each Series' investment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act).

INVESTMENT OBJECTIVES AND POLICIES

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Global Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity, debt and money market securities in domestic and foreign markets, and the Series may invest in other open-end investment companies advised by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"). The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Consideration and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Global Benchmark"), which is compiled by Brinson Partners. The Global Benchmark consists of eight distinct asset classes representing the primary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash equivalents. Each asset class is represented in the Global Benchmark by an index compiled by an independent data provider. In order to compile the Global Benchmark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, emerging markets equities, U.S. bonds, non-U.S. bonds, emerging markets bonds, high yield bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Global Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global market.

  Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index. The

Series will primarily invest in fixed income markets listed in the Salomon Brothers World Government Bond Index. The Series may invest up to 10% of its net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Global Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries, one of which may be the United States. The Series may utilize a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domestic stocks, in the over-the-counter market. The Series may enter into repurchase agreements and reverse repurchase agreements, and engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, active management of currency exposures and active security selection within each market. The benchmark for the Series is the MSCI World Equity (Free) Index (the "Global Equity Benchmark"). The Global Equity Benchmark is a market driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Global Equity Benchmark is designed to provide a representative total return for all major stock exchanges located inside and outside the United States. Although it may invest anywhere in the world, it is expected that the Series' assets will primarily be invested in equity markets listed in the Global Equity Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global market.

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Global Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. As a global fund, at least 65% of the Series' total assets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States. The Series seeks to achieve this objective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The Series is a non-diversified portfolio.

  The benchmark for the Series is the Salomon Brothers World Government Bond Index (the "Global Bond Benchmark"). The Global Bond Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. governments, governmental entities and supranationals. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in fixed income markets listed in the Global Bond Benchmark. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The U.S. Balanced Fund's investment objective is to maximize total return, consisting of capital appreciation and current income. The Series will attempt to control risk while seeking to achieve its investment objective. Under normal circumstances, the Series will invest at least 25% of its net assets in fixed income securities. The Series may utilize a wide range of equity, debt and money market securities. The Series may also invest in equity securities, including warrants, preferred stock and securities convertible into equity securities. The Series may enter into repurchase agreements and reverse repurchase agreements, and may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "U.S. Balanced Benchmark"), which is compiled by Brinson Partners. The U.S. Balanced Benchmark represents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as in the over-the-counter market. The Series may engage in futures and options for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information. The benchmark for the Series is the Wilshire 5000 Index (the "U.S. Equity Benchmark"). The U.S. Equity Benchmark is a broad weighted index which includes all U.S. common stocks. The U.S. Equity Benchmark is designed to provide a representative indication of the capitalization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The U.S. Bond Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. As a matter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an initial maturity of more than one year. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. The Series may also engage in futures and options transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government, together with its agencies and instrumentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by Standard & Poor's Ratings Group ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may invest a portion of its assets in short-term debt securities (including repurchase and reverse repurchase agreements) of corporations, the U.S. government or its agencies or instrumentalities, and banks and finance companies.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "U.S. Bond Benchmark"). The U.S. Bond Benchmark is a market driven broad based index which includes U.S. bonds with over one year to maturity. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant fixed income securities market.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Non-U.S. Equity Fund's investment objective is to maximize total return, consisting of capital appreciation and current income, by investing primarily in the equity securities of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countries other than the United States. In seeking to achieve its investment objective while also controlling risk, the Series may invest in a wide range of equity securities, including: American, European and Global Depository Receipts, common and preferred stock; debt securities convertible into or exchangeable for common stock; and securities such as warrants or rights that are convertible into common stock. The Series may engage in futures, options and currency transactions for hedging and other permissible purposes, as more fully described in "Investment Considerations and Risks" and Appendix A in this Prospectus, and in the Statement of Additional Information.

  The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity securities of non-U.S. issuers. The benchmark for the Series is the MSCI Non-U.S. Equity (Free) Index (the "Non-U.S. Equity Benchmark"). The Non-U.S. Equity Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market. Although it may invest anywhere in the world, it is expected that the Series' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index.

INVESTMENT CONSIDERATIONS AND RISKS

  The following provides information about the types of instruments in which the Funds may invest, strategies employed by Brinson Partners in its attempt to attain each Series' investment objective and a summary of related risks. Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives. A complete list of the Series' investment restrictions and more detailed information about the Series' investments are contained in Appendix A in this Prospectus, and in the Statement of Additional Information.

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U. S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND)--Equity securities fluctuate in value as a result of various factors, which are often unrelated to the value of the issuer of the securities. These fluctuations may be pronounced. The Global Fund may invest in small market capitalization companies and in equity securities that are considered by the Advisor to be in their post-venture capital stage. These securities may have limited marketability, and therefore, may be more volatile. Fluctuations in the value of the Series' equity investments will affect the value of their shares and thus the Funds' total returns to investors.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)--All fixed income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed income securities resulting from the inverse relationship between the price and yield of fixed income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed income securities decline, and when interest rates fall, prices rise.

  FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND)--Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series' portfolios. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory taxation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. The Series intend to diversify broadly among countries, but reserve the right to invest a substantial portion of their assets in one or more countries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dollars, the Series will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury Regulations, so that generally any component of a gain or loss attributable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Although the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series.

Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. Each Series will manage currency exposures relative to the normal currency allocation and will consider return and risk of currency exposures relative to its respective Benchmark. In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dollars.

  There are additional risks inherent in investing in less developed countries which are applicable to the Global Fund. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Emerging markets countries such as those in which the Global Fund may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND)--To manage exposure to currency fluctuations, the Series may alter fixed income or money market exposures, enter into forward currency exchange contracts, buy or sell options or futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obligations.

  FUTURES, OPTIONS AND OTHER DERIVATIVE INSTRUMENTS (ALL SERIES)--The Series may attempt to reduce the overall level of investment risk of particular securities and attempt to protect against adverse market movements by investing in futures, options and other derivative instruments. A derivative instrument is commonly defined as a financial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, a specific security or an index of securities. The derivative instruments in which the Series may invest include the purchase and writing of options on securities (including index options) and options on foreign currencies, investing in futures contracts for the purchase or sale of instruments based on financial indices, including interest rate indices or indices of U.S. or foreign government securities, equity or fixed income securities ("futures contracts"), forward contracts and swaps and swap-related products such as equity index swaps, interest rate swaps, currency swaps, and related caps, collars and floors.

  The investment in futures, options, forward contracts, swaps and similar strategies by the Series will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies, and it should be recognized that the use of these instruments exposes the Series to additional investment risks and transaction costs. If the Advisor incorrectly analyzes the market conditions or does not employ the appropriate strategy with respect to these instruments, the Series could be left in a less favorable position. For example, gains and losses on investments in futures depend on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Additional risks inherent in the use of futures, options and forward contracts include: adverse movements in the prices of securities or currencies being hedged; the possible absence of a liquid secondary market for any particular instrument at any time; and the possible need to defer closing out certain hedge positions to avoid adverse tax consequences. Options and futures can be volatile instruments and may not perform as expected. A Series could experience losses if the prices of its options and futures positions are poorly correlated with its other investments. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower a Series' return (i.e., options and futures may fail as hedging techniques in cases where the price movements of the securities underlying the options and futures do not follow the price movements of the portfolio securities subject to the hedge). Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to a Series in the event of default by the other party to the contract. The loss from investing in futures transactions is potentially unlimited. A Series does not intend to purchase put and call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets.

  Each Series may invest in derivatives for hedging purposes, to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in derivative investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objective and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio investments.

  Where not specified, investment limitations with respect to a Series' derivative instruments will be consistent with that Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative instruments permitted for the Series, including options, futures, forward contracts and applicable interest rate swaps, are described in greater detail in Appendix A in this Prospectus, and in the Statement of Additional Information.

  NON-DIVERSIFIED STATUS (GLOBAL BOND FUND ONLY)--The Global Bond Fund is classified as a "non-diversified" investment company under the Act, which means that the proportion of the Series' assets that may be invested in the securities of a single issuer is not limited by the Act. Since it may invest a larger portion of its assets in the securities of a single issuer than investment companies that are classified as diversified funds under the Act, an investment in the Global Bond Fund may be subject to greater fluctuations in value than an investment in a diversified fund.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of

Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies:
Brinson Relationship Funds, which includes six investment portfolios (series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust--International Balanced Portfolio; and Pace Large Company Value Equity Investments.

  Pursuant to its investment advisory agreements with the Trust on behalf of each Series, Brinson Partners receives a monthly fee at various annual percentage rates of each Series' average daily net assets, as described below, for providing investment advisory services. Brinson Partners is responsible for paying its own expenses and has agreed to waive that portion of its advisory fee equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advisory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic factors and trends from its foreign subsidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services during the fiscal year ended June 30, 1996, the Global Fund, Global Equity Fund and Non-U.S. Equity Fund paid Brinson Partners a monthly fee at the annual rate of 0.80% of each Series' respective average daily net assets. This fee is higher than the advisory fees paid by most other mutual funds, but is comparable to those of other mutual funds with similar investment objectives. For the fiscal year ended June 30, 1996, the Global Bond Fund paid a monthly fee at the annual rate of 0.75%, the U.S. Balanced Fund and U.S. Equity Fund paid a monthly fee at the annual rate of 0.70%, and the U.S. Bond Fund paid a monthly fee at the annual rate of 0.50%, respectively, of their average daily net assets.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is primarily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, was engaged pursuant to an agreement dated November 20, 1995, for the limited purpose of acting as underwriter to facilitate the registration of the shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with FPS Services, Inc. ("FPS"), 3200 Horizon Drive, King of Prussia, PA 19406-0903, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $75,000 for the initial multiple class portfolio and $10,000 per year for each additional multiple class portfolio. Pursuant to the agreement with FPS, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class portfolio.

  The services FPS provides to the Series include: coordinating and monitoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  FPS serves as each Series' transfer agent. As transfer agent, it maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be made to the transfer agent at 1-800-SWISSKEY.

  FPS also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset values.

PURCHASE OF SHARES

  Shares of the Funds may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the transfer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to suspend the offering of shares of the SwissKey Fund class or the Series. The minimum initial investment for Fund shares is $1,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $50. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments in the Funds at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor.

  The SwissKey Funds will be marketed directly through the offices of Swiss Bank. Swiss Bank has been providing investment advisory services since its formation in 1872. Through its branches and subsidiaries, Swiss Bank conducts securities research, provides investment advisory services and manages mutual funds in major cities throughout the world, including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The SwissKey Funds may be purchased through broker-dealers having sales agreements with FPSB, or through financial institutions having agency agreements with FPSB. There is no sales load or charge in connection with the purchase of shares. The SwissKey Fund class shares, however, are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Funds to FPSB, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  Purchase orders for shares of the Funds which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Funds' net asset values per share are calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Funds received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Fund. Shares of the Funds may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  The Trust reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. The minimum initial investment is $1,000. Subsequent investments will be accepted in minimum amounts of $50. The minimum initial investment for IRAs is $1,000 and subsequent investments will be accepted in minimum amounts of $50 for each Fund. The Trust reserves the right to vary the initial and additional investment minimums for each Fund.

PURCHASES MAY BE MADE IN ONE OF THE FOLLOWING WAYS:

               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
         -------------------------------  -------------------------------
         MINIMUM $1,000                   MINIMUM $50
BY MAIL  . Complete and sign the Account  . Make your check payable
[LOGO]     Application accompanying this    to "SwissKey ________  Fund."
           Prospectus.
         . Make your check payable to     . Enclose the remittance portion of
           "SwissKey ________ Fund."        your account statement and
                                            include the amount of investment, the
                                            account name and number.
         . Mail to the address indicated  . Mail to the address indicated
           on the Account Application.      on your account statement or
                                            enclose in the envelope provided.
BY WIRE  . Call 1-800-SWISSKEY to
[LOGO]     arrange for a wire
           transaction.
         . Wire federal funds within 24   . Wire federal funds to:
           hours to:                        UNITED MISSOURI BANK KC NA
           UNITED MISSOURI BANK KC NA       ABA # 10-10-00695
           ABA # 10-10-00695                FOR: FPS SERVICES, INC.
           FOR: FPS SERVICES, INC.          A/C 98-7037-071-9
           A/C 98-7037-071-9                FBO "SWISSKEY ________ FUND"
           FBO "SWISSKEY ________ FUND"     AND INCLUDE YOUR NAME AND
           AND INCLUDE YOUR NAME AND NEW    ACCOUNT NUMBER.
           ACCOUNT NUMBER.
         . Complete and sign the Account
           Application and mail to the
           address indicated on the Account
           Application immediately
           following the initial wire
           transaction.

                               INITIAL INVESTMENT             SUBSEQUENT INVESTMENTS
                         -------------------------------  -------------------------------
BY TELEPHONE             . Call 1-800-SWISSKEY to         . Call 1-800-SWISSKEY to
[LOGO]                     arrange for a telephone          arrange for a telephone
                           transaction.                     transaction.
PURCHASING BY EXCHANGES  . You may open a new account by  . You may purchase additional
[LOGO]                     making an exchange from an       shares by making an exchange
                           existing SwissKey Fund class     from an existing SwissKey Fund
                           account of any other Series of   class account of any other
                           the Trust. Exchanges may be      Series of the Trust. Exchanges
                           made by mail or telephone.       may be made by mail or
                           Call 1-800-SWISSKEY for          telephone. Call 1-800-SWISSKEY
                           assistance.                      for assistance.
AUTOMATICALLY            . Please refer to "Automatic     . Please refer to "Automatic
                           Investment Plan" under           Investment Plan" under
                           "Account Options" or call 1-     "Account Options" or call 1-
                           800-SWISSKEY for assistance.     800-SWISSKEY for assistance.

ACCOUNT OPTIONS

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call the transfer agent at 1-800-SWISSKEY.

      ACCOUNT OPTIONS                           INSTRUCTIONS
 --------------------------  ---------------------------------------------------
 AUTOMATIC INVESTMENT PLAN   . You may have money deducted directly from
                               your checking, savings or bank money market
                               accounts for investment in the Funds each
                               month or quarter.
                             . Complete the Automatic Investment Plan
                               section on the Account Application
                               accompanying this Prospectus and mail it to
                               the address indicated.
                             . The account must be opened first with the
                               initial $1,000 minimum investment with
                               subsequent minimum investments of $50
                               pursuant to the Automatic Investment Plan.
                             . The account designated will be debited in
                               the specified amount, on the date
                               indicated, and Fund shares will be
                               purchased. The Trust may alter or terminate
                               the Automatic Investment Plan at any time.
 SYSTEMATIC WITHDRAWAL PLAN  . A shareholder with a minimum account of
                               $10,000 may direct the transfer agent to
                               send the shareholder (or anyone the
                               shareholder designates) regular, monthly,
                               quarterly or semi-annual payments. Each
                               payment under a Systematic Withdrawal Plan
                               ("SWP") must be at least $100. Such
                               payments are drawn from share redemptions.
                             . Shareholders participating in the SWP must
                               elect to have their dividends and
                               distributions automatically reinvested in
                               additional Fund shares.
                             . The Trust may terminate any SWP for an
                               account if the value of the account falls
                               below $5,000 as a result of share
                               redemptions or an exchange of shares of a
                               Fund for SwissKey Fund class shares of
                               another Series of the Trust.

        ACCOUNT OPTIONS                          INSTRUCTIONS
 ------------------------------  ----------------------------------------------
 INDIVIDUAL RETIREMENT ACCOUNTS  . An IRA is a tax-deferred retirement savings account that may be used by an
                                   individual under age 70 1/2 who has
                                   compensation or self-employment income
                                   and his or her unemployed spouse, or
                                   an individual who has received a
                                   qualified distribution from his or her
                                   employer's retirement plan.
                                 . The minimum purchase requirement for
                                   IRAs is $1,000.

REDEMPTION OF SHARES

  Shares of the Funds may be redeemed without charge on any business day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust normally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemption request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in an Account Application. There is a $9 charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date. The Trust will not accept a check endorsed over by a third-party.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Funds' net asset values per share are calculated are effected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the account.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed directly from the Trust.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Partners or the Board of Trustees, result in the necessity of a Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of a Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from a Series. In-kind payments need not constitute a cross-section of a Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment and where a Series computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemption, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the shareholder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his or her Fund account is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

SHARES MAY BE REDEEMED IN ONE OF THE FOLLOWING WAYS:

 BY MAIL                      . Submit a written request for redemption with:
 [LOGO]                         . The Fund's name;
                                . Your Fund account number;
                                . The dollar amount or number of shares to be
                                  redeemed; and
                                . Signatures of all persons required to sign for
                                  transactions, exactly as their names appear on
                                  the Account Application.
                              . A signature guarantee for the signature of each
                                person in whose name the account is registered
                                is required on all written redemption requests
                                over $5,000.
                              . Mail to the address indicated on the Account
                                Application. Questions may be directed to the
                                transfer agent at 1-800-SWISSKEY.
 BY WIRE                      . This service must be elected either on the
 [LOGO]                         initial application or subsequently arranged in
                                writing.
                              . Shares may be redeemed by instructing the
                                transfer agent by telephone at 1-800-SWISSKEY.
                              . Wire redemption requests must be received by the
                                transfer agent before 4:00 p.m. Eastern time for
                                money to be wired the next business day.
 BY TELEPHONE 1-800-SWISSKEY  . This service must be elected either on the
 [LOGO]                         initial application or subsequently arranged in
                                writing.
                              . Shares may be redeemed by instructing the
                                transfer agent by telephone at 1-800-SWISSKEY.
                              . Shares will be sold at the next share price
                                calculated after the order is received and
                                accepted. Share price is normally calculated at
                                4:00 p.m. Eastern time.
 AUTOMATICALLY                . Please refer to "Systematic Withdrawal Plan"
                                under "Account Options" or call 1-800-SWISSKEY
                                for assistance.

----------
NOTE: The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming shares of the SwissKey Funds by wire or telephone may be modified or terminated at any time by the Trust.

TELEPHONE TRANSACTIONS:

  Shareholders who wish to initiate purchase, exchange or redemption transactions by telephone must elect the option, as described above. With respect to such telephone transactions, the Funds will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or mother's maiden name) and, if they do not, the Funds or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

EXCHANGE OF SHARES:

  Fund shares may be exchanged for SwissKey Fund class shares of any other Series within the Trust. Exchanges will not be permitted between the SwissKey Fund class shares and the Brinson Fund class shares of a Series of the Trust.

  Fund shares may be exchanged by written request or by telephone if the shareholder has previously signed a telephone authorization on the Account Application. The telephone exchange may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the exchange. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchanges must be received by the transfer agent by the close of regular trading hours (currently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

TRANSFER OF SECURITIES:

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to a Series that meet the Series' investment objective and policies. Securities transferred to a Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by a Series in exchange for securities will be issued at net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of a Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged, together with other securities of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

NET ASSET VALUE

  The net asset value per share for the SwissKey Fund class shares and Brinson Fund class shares is computed by adding, with respect to each class of shares, the value of a Series' investments, cash and other assets attributable to that class, deducting liabilities of the class and dividing the result by the number of shares of that class outstanding. The public offering price of the SwissKey Fund class shares and the Brinson Fund class shares, both of which are sold on a continuous basis, is the net asset value of that class. The valuation of assets for determining the net asset value may be summarized as follows:

    Securities traded on securities exchanges are valued at the last available sale price. Securities that are not traded on a particular day or on an exchange are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Valuations of equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees. Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. The Series realizes a gain or loss upon settlement of the contracts. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time.

    Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  Net asset value is determined on each day that the NYSE is open, as of the close of business of the regular session of the NYSE (currently 4:00 p.m. Eastern time). Investments and requests to exchange or redeem shares received by the Series in proper form before such close of business are effective, and will receive the price determined, on that day. Investment, exchange and redemption requests received after such close of business are effective, and will receive the share price determined, on the next business day.

  Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

  The Series' portfolio securities from time to time may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Saturday). As a result, the net asset value of a Fund may be significantly affected by such trading on days when shareholders have no access to the Fund.

  Each of the Series' two classes of shares will bear pro rata all of the common expenses of that Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that class. All income earned and expenses incurred by the Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' proportionate participation in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' 12b-1 Plan.

  The different expenses borne by each class of shares will result in different net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the service and distribution expense differential between the classes.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the SwissKey Fund class shares. The Plan permits each Series to reimburse FPSB, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the SwissKey Fund class shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing prospectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the SwissKey Fund class shares or FPSB. In addition, each Series may make payments directly to FPSB for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the SwissKey Funds.

  Swiss Bank, or one of its affiliates, pursuant to a selected dealer agreement, may provide additional compensation to securities dealers from its own resources in connection with sales of the SwissKey Fund class of shares of the Series.

  The aggregate distribution fees paid by the Series from the assets of the respective SwissKey Fund class shares to FPSB and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FPSB, dealers and others, for providing personal service and/or maintaining shareholder accounts) of a Fund's average daily net assets. The Plan provides, however, that the aggregate distribution fees for each respective Fund shall not exceed the following maximum amounts for the 1997 fiscal year: SwissKey Global Fund-- 0.65%, SwissKey Global Equity Fund--0.76%, SwissKey Global Bond Fund--0.49%, SwissKey U.S. Balanced Fund--0.50%, SwissKey U.S. Equity Fund--0.52%, SwissKey U.S. Bond Fund--0.47% and SwissKey Non-U.S. Equity Fund--0.84%.

  The Plan does not apply to the Brinson Fund class shares of each Series. Those shares are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund class shares.

  The quarterly fees paid to FPSB under the Plan are subject to the review and approval by the Trust's unaffiliated Trustees who may reduce the fees or terminate the Plan at any time.

  All such payments made by a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Series. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series, and, consequently, the Funds, in proportion to their relative net assets.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS

  The Series will distribute their net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of their net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or date of the creation of the Series, if later) and ending October 31, and, at the same time, will distribute all of their net investment income earned through the end of December and not previously distributed as ordinary (not capital) income.

  Dividends and other distributions paid by a Series with respect to its SwissKey Fund class and Brinson Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under the Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional Fund shares of the Series at net asset value, unless the shareholder has notified the transfer agent, in writing, of the shareholder's election to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series has qualified, and intends to continue to qualify, for taxation as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("the Code"). Such qualification relieves a Series of liability for federal income taxes to the extent the Series' earnings are distributed in accordance with the Code. Each Series is treated as a separate corporate entity for federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to shareholders as ordinary income. All distributions may be subject to state and local taxes.

  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general information only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer identification number is not on file with the Series, or if, to the Series' knowledge, an incorrect number has been furnished, or if the Series has been notified by the Internal Revenue Service that an account is subject to back-up withholding. An individual's taxpayer identification number is the individual's social security number.

  If more than 50% of a Series' total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. A Series will make such an election only if it deems such election to be in the best interests of its shareholders. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata share of foreign taxes paid by the Series. However, shareholders will be able to treat their pro rata share of foreign taxes as either a deduction (itemized deduction in the case of individuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax returns.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of seven different Series. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. All of the Series, except the Global Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of beneficial interest and to classify or reclassify only unissued shares with respect to such series. Shares of each series represent equal proportionate interests in the assets of that series only and have identical voting, dividend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers seven investment portfolios or series--Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is entitled to one full and fractional vote in the Series and all shares of each Series participate equally with regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the aggregate is required by law, or when the Trustees have determined that the matter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Plan associated with that class.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of shareholders of the Series. The U.S. Securities and Exchange Commission, however, requires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addition, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  As a result of the investment policies of the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, their portfolio turnover rates may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for the Series in excess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reasonable in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by independent auditors as of June 30. Shareholders with inquiries should call the SwissKey Funds at 1-800-SWISSKEY or write to The SwissKey Funds, 3200 Horizon Drive, P.O. Box 61503, King of Prussia, PA 19406-0903.

PERFORMANCE INFORMATION

  From time to time, performance information, such as yield or total return, may be quoted in advertisements or in communications to present or prospective shareholders. Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by a Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Funds' total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in a Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the SwissKey Funds might satisfy their investment objectives, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Advertisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analysis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hutton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component indices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable portfolios managed by the Advisor; and financial publications, such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Funds will not be included in the SwissKey Funds' calculations of yield or total return. Further information about the performance of the Funds is included in the Funds' Annual Report dated June 30, 1996, which may be obtained without charge by contacting the Trust at 1-800-SWISSKEY.

APPENDIX A

INVESTMENT POLICIES AND TECHNIQUES

  EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND): The Series may invest in a broad range of equity securities of U.S. and non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities such as warrants or rights that are convertible into common stock and sponsored or unsponsored American, European and Global depository receipts ("Depository Receipts"). The issuers of unsponsored Depository Receipts are not obligated to disclose material information in the United States. The Series expect their U.S. equity investments to emphasize large and intermediate capitalization companies, although the Global Fund may also invest in small capitalization equity markets. The equity markets in the non-U.S. component of the Series will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large, intermediate and small capitalization ranges vary country by country. The Global Fund may invest in equity securities of companies considered by the Advisor to be in their post-venture capital stage, or "post-venture capital companies." A post-venture capital company is a company that has received venture capital financing either (a) during the early stages of the company's existence or the early stages of the development of a new product or service, or (b) as part of a restructuring or recapitalization of the company. The Global Fund also may invest in open-end investment companies advised by Brinson Partners, in equity securities of issuers in emerging markets and in securities with respect to which the return is derived from the equity securities of issuers in emerging markets.

  FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): The Series may invest in a broad range of fixed income securities of U.S. and non-U.S. issuers, including governments and governmental entities, supranational issuers as well as corporations and other business organizations. The Series may purchase U.S. dollar denominated securities that reflect a broad range of investment maturities, qualities and sectors. A majority of the fixed income securities in which the Series will invest will possess a minimum rating of BBB- by S&P or Baa3 by Moody's or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics; and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities (commonly referred to as "junk bonds"), carry a higher degree of risk and are considered to be speculative by the major credit rating agencies. Each Series currently intends to limit its aggregate investment in non-investment grade debt securities of its U.S. and non-U.S. dollar denominated fixed income assets to no more than 5% of its net assets. To the extent that a security held by a Series is downgraded to below investment grade, the Series will dispose of that or another non-investment grade security so that no more than 5% of its assets will be invested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon securities, mortgage-backed securities, asset-backed securities and when-issued securities.

  The non-U.S. fixed income component of the Series will typically be invested in the securities of non-U.S. governments, governmental agencies and supranational issues. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others: the World Bank, the European

Economic Community, the European Coal and Steel Community, the European Investment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Global Fund may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt securities of developing countries' corporate issuers.

  CASH AND CASH EQUIVALENTS (ALL SERIES): The Series may invest a portion of their assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency. When unusual market conditions warrant, a Series may make substantial temporary defensive investments in cash equivalents up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purposes under the Code). When a Series invests for defensive purposes, it may affect the attainment of the Series' investment objective.

  ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND): Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and, therefore, are issued and traded at a discount from their value at maturity or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, a Series investing in zero coupon securities will realize no cash until the cash payment date and, if the issuer defaults, a Series may obtain no return at all on its investment. The market price of zero coupon securities generally is more volatile than the market price of securities that pay interest periodically and are likely to be more responsive to changes in interest rates than non-zero coupon securities having similar maturities and credit qualities. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

  MORTGAGE- AND ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by agencies or instrumentalities of the U.S. government. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

  Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interests therein; rather, they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card or other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

  The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage- and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, the rate of return on these securities may be affected by prepayments of principal on the underlying loans, which generally increase as interest rates decline. As a result, if a Series purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Series purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by a Series at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government sponsored mortgage-backed securities.

  WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED AND U.S. BOND FUND): The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Series. At the time of settlement, the market value of the security may be more or less than the purchase price. The Series will establish a segregated account consisting of cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in an amount equal to the amounts of their when-issued securities. The cash, U.S. government securities, equity securities, investment or non-investment grade debt securities and other assets held in any segregated account maintained by the Series with respect to any when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (the assets held in a segregated account are referred to in this Prospectus as "Segregated Assets").

  FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  The Series may enter into forward contracts for hedging purposes as well as non-hedging purposes. For hedging purposes, a Series may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. A Series may also enter into contracts with the intent of changing the relative exposure of the Series' portfolio of securities to different currencies to take advantage of anticipated changes in exchange rates.

  When a Series enters into forward contracts for non-hedging purposes, it will establish a segregated account with its custodian bank in which it will maintain Segregated Assets equal in value to its obligations with respect to their forward contracts for non-hedging purposes.

  At the maturity of a forward contract, a Series may either sell a portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader, obligating it to purchase, on the same maturity date, the same amount of the foreign currency. A Series may realize a gain or loss from currency transactions.

  OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND AND NON-U.S. EQUITY FUND): The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the respective portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by a Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by a Series, the Series will establish a segregated account with its custodian bank consisting of Segregated Assets equal in value to the amount the Series would be required to deliver upon exercise of the put.

  FUTURES CONTRACTS (ALL SERIES): The Series may enter into contracts for the future purchase or sale of securities and indices. The Global Funds and the Non-U.S. Equity Fund also may enter into contracts for the future purchase or sale of foreign currencies. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date. A Series may enter into a futures contract to the extent that not more than 5% of its assets are required as futures contract margin deposits and its obligations relating to such futures transactions represent not more than 25% of the Series' assets.

  The Global Fund, Global Equity Fund, Global Bond Fund and Non-U.S. Equity Fund will enter into such futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges.

  OPTIONS (ALL SERIES): The Series may purchase and write put and call options on foreign or U.S. securities and indices and enter into related closing transactions. A Series' may use options traded on U.S. exchanges and, to the extent permitted by law, options traded over-the-counter and recognized foreign exchanges. It is the position of the U.S. Securities and Exchange Commission that over-the-counter options are illiquid. Accordingly, a Series will invest in such options only to the extent consistent with its 15% limit on investment in illiquid securities.

  REPURCHASE AGREEMENTS (ALL SERIES): The Series may enter into repurchase agreements with banks or broker-dealers. Repurchase agreements are considered under the Act to be collateralized loans by a Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the repurchase agreement should default on its obligation to repurchase the underlying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of a Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or as a receivable.

  BORROWING (ALL SERIES): Each Series is authorized, within specified limits, to borrow money as a temporary defensive measure for extraordinary purposes and to pledge its assets in connection with such borrowings.

  LOANS OF PORTFOLIO SECURITIES (ALL SERIES): Each Series may loan its portfolio securities to broker-dealers and other institutional investors pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. The major risk to which a Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, a Series will only enter into loan arrangements after a review of all pertinent factors by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

  RULE 144A AND ILLIQUID SECURITIES (ALL SERIES): Each Series may invest up to 15% of its net assets in illiquid securities. Illiquid securities are those securities that are not readily marketable, including restricted securities and repurchase obligations that mature in more than seven days. Certain restricted securities that may be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933 may be determined to be liquid under guidelines adopted by the Trust's Board of Trustees.

  INVESTMENT COMPANY SECURITIES (GLOBAL FUND): The Trust has received an exemptive order (the "Exemptive Order") from the U.S. Securities and Exchange Commission which permits each Series to invest its assets in certain portfolios of Brinson Relationship Funds, another registered investment company advised by Brinson Partners. Currently, only the Global Fund intends to invest in the portfolios of Brinson Relationship Funds and only to the extent consistent with Brinson Partners' investment process of allocating assets to specific asset classes. The Global Fund will invest in the portfolios of Brinson Relationship Funds to obtain exposure to the following asset classes: (1) equity and fixed income securities of issuers located in emerging market countries ("Emerging Market Securities"); (2) equity securities issued by companies with relatively small overall market capitalizations ("Small Cap Securities"); and (3) high yield securities ("High Yield Securities"). The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes identified above than by investing directly in individual securities. Thus, to gain exposure to Emerging Market Securities, the Global Fund will invest in the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund portfolios of Brinson Relationship Funds. To gain exposure to Small Cap Securities and High Yield Securities, the Global Fund will invest in the Brinson Post-Venture Fund and the Brinson High Yield Fund portfolios, respectively, of Brinson Relationship Funds. Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks.

  For more detailed descriptions of these investment policies and techniques, please refer to the Statement of Additional Information, which is available without charge upon request by calling 1-800-SWISSKEY.

                                     [LOGO]





                                   PROSPECTUS
                                OCTOBER 28, 1996




                                   SWISSKEY GLOBAL FUND
                                   SWISSKEY GLOBAL EQUITY FUND
                                   SWISSKEY GLOBAL BOND FUND
                                   SWISSKEY U.S. BALANCED FUND
                                   SWISSKEY U.S. EQUITY FUND
                                   SWISSKEY U.S. BOND FUND
                                   SWISSKEY NON-U.S. EQUITY FUND




                                    [LOGO]


                        For Additional Information about
                             SwissKey Funds, call:
                                 1-800-SWISSKEY

                               THE BRINSON FUNDS


                            [LOGO OF BRINSON FUNDS]



             GLOBAL FUND                           U.S. EQUITY FUND
          GLOBAL EQUITY FUND                        U.S. BOND FUND
           GLOBAL BOND FUND                      NON-U.S. EQUITY FUND
          U.S. BALANCED FUND



                      STATEMENT OF ADDITIONAL INFORMATION

                                 October 28, 1996

The Brinson Funds (the "Trust") currently offers seven separate series, each with its own investment objective and policies. The Trust also offers two classes of shares for each series - the Brinson Fund class and the SwissKey Fund class. Information concerning the Brinson Fund class of each series is provided in the following three separate Prospectuses: the Brinson Global Fund, Brinson Global Equity Fund and Brinson Global Bond Fund Prospectus; the Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund and Brinson U.S. Bond Fund Prospectus; and the Brinson Non-U.S. Equity Fund Prospectus, each dated October 28, 1996. Information concerning the SwissKey Fund class of each series is included in a separate Prospectus for the SwissKey Funds dated October 28, 1996. This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectuses of the Trust. Much of the information contained herein expands upon subjects discussed in the Prospectuses. No investment in shares should be made without first reading the applicable Prospectus. A copy of each Prospectus may be obtained without charge from the Trust at the addresses and telephone numbers below.



UNDERWRITER:                                                            ADVISOR:

FPS Broker Services, Inc.                                 Brinson Partners, Inc.
3200 Horizon Drive                                      209 South LaSalle Street
P.O. Box 61503                                           Chicago, IL  60604-1295
King of Prussia, PA 19406-0903               (800) 448-2430 (Brinson Fund class)
(800) 448-2430 (Brinson Fund class)         1-800-SWISSKEY (SwissKey Fund class)
1-800-SWISSKEY (SwissKey Fund class)

                        TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
THE BRINSON FUNDS..................................................................................
INVESTMENT STRATEGIES..............................................................................
INVESTMENTS RELATING TO ALL  FUNDS.................................................................
   Repurchase Agreements...........................................................................
    Reverse Repurchase Agreements..................................................................
    Borrowing......................................................................................
    Loans of Portfolio Securities..................................................................
    Swaps..........................................................................................
    Futures........................................................................................
    Options........................................................................................
    Index Options..................................................................................
    Special Risks of Options on Indices............................................................
    Rule 144A Securities...........................................................................
    Other Investments..............................................................................
INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND..............................
    Foreign Securities.............................................................................
    Forward Foreign Currency Contracts.............................................................
    Options on Foreign Currencies..................................................................
INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND...
     Lower Grade Debt Securities...................................................................
     Convertible Securities........................................................................
     When-Issued Securities........................................................................
     Mortgage-Backed Securities and Mortgage Pass-Through Securities...............................
     Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage.........................
          Investment Conduits ("REMICs")...........................................................
     Other Mortgage-Backed Securities..............................................................
     Asset-Backed Securities.......................................................................
     Zero Coupon Securities........................................................................
INVESTMENTS RELATING TO THE GLOBAL FUND............................................................
     Emerging Markets Investments..................................................................
     Risks of Investing in Emerging Markets........................................................
     Investments in Affiliated  Investment Companies...............................................
INVESTMENT RESTRICTIONS............................................................................
MANAGEMENT OF THE TRUST............................................................................
     Trustees and Officers.........................................................................
     Compensation Table............................................................................
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................
INVESTMENT ADVISORY AND OTHER SERVICES.............................................................
    Advisor........................................................................................
   Administrator...................................................................................
   Underwriter.....................................................................................
   Distribution Plan...............................................................................
   Code of Ethics..................................................................................
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS...................................................
   Portfolio Turnover..............................................................................
SHARES OF BENEFICIAL INTEREST......................................................................
PURCHASES..........................................................................................
   Exchanges of Shares.............................................................................
   Net Asset Value.................................................................................
REDEMPTIONS........................................................................................
   Taxation........................................................................................

PERFORMANCE CALCULATIONS.....................................................................
   Total Return..............................................................................
   Yield.....................................................................................
FINANCIAL STATEMENTS.........................................................................
CORPORATE DEBT RATINGS --- APPENDIX A........................................................

                               THE BRINSON FUNDS

The Brinson Funds (the "Trust"), 209 South LaSalle Street, Chicago, Illinois 60604-1295, is an open-end management investment company which currently offers shares of seven series representing separate portfolios of investments: Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund (collectively referred to as the "Series," or individually as a "Series"). The Global Fund, Global Equity Fund and Global Bond Fund are referred to herein collectively as the "Global Funds" or individually as the "Global Fund;" the U.S. Balanced Fund, U.S. Equity Fund and U.S. Bond Fund are referred to herein as the "U.S. Funds;" and the Non-U.S. Equity Fund is referred to herein as the "Non-U.S. Equity Fund." The Trust currently offers two classes of shares for each Series. The Brinson Fund class shares of the Series are as follows: Brinson Global Fund, Brinson Global Equity Fund, Brinson Global Bond Fund, Brinson U.S. Balanced Fund, Brinson U.S. Equity Fund, Brinson U.S. Bond Fund, and Brinson Non-U.S. Equity Fund. The SwissKey Fund class shares of the Series are as follows: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund and SwissKey Non-U.S.
Equity Fund. The Brinson Fund class shares of each Series have no sales charges and are not subject to annual 12b-1 plan expenses. The SwissKey Fund class shares of each Series have no sales charges but are subject to annual 12b-1 expenses to a maximum of 0.90% for the respective Series.

                             INVESTMENT STRATEGIES

The following discussion of investment techniques and instruments supplements and should be read in conjunction with the investment objectives and policies set forth in the Prospectuses of the Funds. The investment practices described below, except for the discussion of portfolio loan transactions and borrowing, are not fundamental and may be changed by the Board of Trustees without the approval of the shareholders.

INVESTMENTS RELATING TO  ALL FUNDS

The following discussion applies to all Series.

REPURCHASE AGREEMENTS
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When a Series enters into a repurchase agreement, it purchases securities from a bank or broker-dealer which simultaneously agrees to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. The term of a repurchase agreement generally is short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Series may not enter into a repurchase agreement having more than seven days remaining to maturity or invest in any other illiquid securities if, as a result, such agreements, together with any other illiquid securities, would exceed 15% of the value of the net assets of the Series.

In the event of bankruptcy or other default by the seller of the security under a repurchase agreement, a Series may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In such event, instead of the contractual fixed rate of return, the rate of return to a Series would be dependent upon intervening fluctuations of the market value of the underlying security and the accrued interest on the security. Although a Series would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform, the ability of a Series to recover damages from a seller in bankruptcy or otherwise in default would be reduced.

Repurchase agreements are securities for purposes of the tax diversification requirements that must be met for pass-through treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Series will limit the value of its repurchase agreements on each of the quarterly testing dates to ensure compliance with Subchapter M of the Code.

REVERSE REPURCHASE AGREEMENTS
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Reverse repurchase agreements involve sales of portfolio securities of a Series to member banks of the Federal Reserve System or securities dealers believed creditworthy, concurrently with an agreement by the Series to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Series retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase transaction, a Series will direct its custodian bank to place cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities in a segregated account of the Series in an amount equal to the repurchase price.
Any assets held in any segregated accounts maintained by a Series with respect to any reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other derivative transactions shall be liquid, unencumbered and marked-to-market daily (any such assets held in a segregated account are referred to in this Statement of Additional Information as "Segregated Assets").

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Series may decline below the price of the securities the Series has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the same investment limitations.

BORROWING
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The Series may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. A Series will not borrow money in excess of 33 1/3% of the value of its total assets. A Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, a Series shall, within three days thereafter (not including Sundays or holidays), or such longer period as the U.S. Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. A Series will not pledge more than 10% of its net assets, or issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while a Series has an outstanding borrowing that exceeds 5% of a Series' net assets.

LOANS OF PORTFOLIO SECURITIES
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The Series may lend portfolio securities to qualified broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Series may call the loan at any time and receive the securities loaned; (3) a Series will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Equity Fund, respectively.

Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Series will only enter into portfolio loans after a review of all pertinent factors by Brinson Partners, Inc. ("Brinson Partners" or the "Advisor") under the supervision of the Board of Trustees, including the creditworthiness of the borrower. Creditworthiness will be monitored on an ongoing basis by the Advisor.

SWAPS
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The Series (except for the Global Equity Fund, U.S. Equity Fund and Non-U.S. Equity Fund) may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors, collars and other derivative instruments. The Series expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Thus, if the other party to a swap defaults, a Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

FUTURES
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The Series may enter into contracts for the purchase or sale for future delivery of securities. The Global Funds and the Non-U.S. Equity Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, a Series incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. A Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options, and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of a Series' assets.

When a Series enters into a futures transaction, it must deliver to the futures commission merchant selected by a Series an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract.

The Series will enter into futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. In addition, all of the Series except the Global Bond Fund and U.S. Bond Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

The Series may enter into futures contracts to protect against the adverse affects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. For example, if interest rates are expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to hedge in anticipation of subsequent purchases of securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Series could take advantage of the anticipated rise in value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market.

To the extent that market prices move in an unexpected direction, a Series may not achieve the anticipated benefits of futures contracts or may realize a loss. For example, if a Series is hedged against the possibility of an increase in interest rates which would adversely affect the price of securities held in its portfolio and interest rates decrease instead, the Series would lose part or all of the benefit of the increased value which it has because it would have offsetting losses in its futures position. In addition, in such situations, if the Series had insufficient cash, it may be required to sell securities from its portfolio to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the rising market. A Series may be required to sell securities at a time when it may be disadvantageous to do so.

OPTIONS
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The Series may purchase and write call or put options on securities but will only engage in option strategies for non-speculative purposes.

The U.S. Funds may invest in options that are listed on U.S. exchanges or traded over-the-counter and the Global Funds and the Non-U.S. Equity Fund may invest in options that are either listed on U.S. or recognized foreign exchanges or traded over-the-counter. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Series' ability to effectively hedge its securities. The Series have been notified by the SEC that it considers over-the-counter options to be illiquid. Accordingly, a Series will only invest in such options to the extent consistent with its 15% limit on investments in illiquid securities.

PURCHASING CALL OPTIONS - The Series may purchase call options on securities to the extent that premiums paid by a Series do not aggregate more than 20% of the Series' total assets. When a Series purchases a call option, in return for a premium paid by the Series to the writer of the option, the Series obtains the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium upon writing the option, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. The advantage of purchasing call options is that a Series may alter portfolio characteristics and modify portfolio maturities without incurring the cost associated with transactions.

A Series may, following the purchase of a call option, liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. The Series will realize a profit from a closing sale transaction if the price received on the transaction is more than the premium paid to purchase the original call option; the Series will realize a loss from a closing sale transaction if the price received on the transaction is less than the premium paid to purchase the original call option.

Although the Series will generally purchase only those call options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it may not be possible to effect closing transactions in particular options, with the result that a Series would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of the underlying securities acquired through the exercise of such options. Further, unless the price of the underlying security changes sufficiently, a call option purchased by a Series may expire without any value to the Series, in which event the Series would realize a capital loss which will be short-term unless the option was held for more than one year.

COVERED CALL WRITING - A Series may write covered call options from time to time on such portions of its portfolio, without limit, as Brinson Partners determines is appropriate in seeking to achieve the Series' investment objective. The advantage to a Series of writing covered calls is that the Series receives a premium which is additional income. However, if the security rises in value, the Series may not fully participate in the market appreciation.

During the option period, a covered call option the writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option or upon entering a closing purchase transaction. A closing purchase transaction, in which a Series, as writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written, cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Series to write another call option on the underlying security with either a different exercise price or expiration date or both. A Series may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.

If a call option expires unexercised, the Series will realize a short-term capital gain in the amount of the premium on the option less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Series will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security plus the amount of the premium on the option less the commission paid.

The Series will write call options only on a covered basis, which means that a Series will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, a Series would be required to continue to hold a security which it might otherwise wish to sell or deliver a security it would want to hold. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

PURCHASING PUT OPTIONS - The Series may only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of a Series' total assets. A Series will, at all times during which it holds a put option, own the security covered by such option. With regard to the writing of put options, each Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The purchase of the put on substantially identical securities held will constitute a short sale for tax purposes, the effect of which is to create short-term capital gain on the sale of the security and to suspend running of its holding period (and treat it as commencing on the date of the closing of the short sale) or that of a security acquired to cover the same if, at the time the put was acquired, the security had not been held for more than one year.

A put option purchased by a Series gives it the right to sell one of its securities for an agreed price up to an agreed date. The Series intend to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow the Series to protect unrealized gains in an appreciated security in their portfolios without actually selling the security. If the security does not drop in value, a Series will lose the value of the premium paid. A Series may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sale will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

The Series may sell a put option purchased on individual portfolio securities. Additionally, the Series may enter into closing sale transactions. A closing sale transaction is one in which a Series, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

WRITING PUT OPTIONS - The Series may also write put options on a secured basis which means that a Series will maintain in a segregated account with its custodian Segregated Assets in an amount not less than the exercise price of the option at all times during the option period. The amount of Segregated Assets held in the segregated account will be adjusted on a daily basis to reflect changes in the market value of the securities covered by the put option written by the Series. Secured put options will generally be written in circumstances where Brinson Partners wishes to purchase the underlying security for a Series' portfolio at a price lower than the current market price of the security. In such event, a Series would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay.

Following the writing of a put option, a Series may wish to terminate the obligation to buy the security underlying the option by effecting a closing purchase transaction. This is accomplished by buying an option of the same series as the option previously written. The Series may not, however, effect such a closing transaction after it has been notified of the exercise of the option.

INDEX OPTIONS
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The Series may purchase exchange-listed call options on stock and fixed income indices depending upon whether a Series is an equity or bond series and sell such options in closing sale transactions for hedging purposes. A Series may purchase call options on broad market indices to temporarily achieve market exposure when the Series is not fully invested. A Series may also purchase exchange-listed call options on particular market segment indices to achieve temporary exposure to a specific industry.

In addition, the Series may purchase put options on stock and fixed income indices and sell such options in closing sale transactions for hedging purposes. A Series may purchase put options on broad market indices in order to protect its fully invested portfolio from a general market decline. Put options on market segments may be bought to protect a Series from a decline in value of heavily weighted industries in the Series' portfolio. Put options on stock and fixed income indices may also be used to protect a Series' investments in the case of a major redemption.

The Series may also write (sell) put and call options on stock and fixed income indices. While the option is open, a Series will maintain a segregated account with its custodian in an amount equal to the market value of the option.

Options on indices are similar to regular options except that an option on an index gives the holder the right, upon exercise, to receive an amount of cash if the closing level of the index upon which the option is based is greater than (in the case of a call) or lesser than (in the case of a put) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The indices on which options are traded include both U.S. and non-U.S. markets.

SPECIAL RISKS OF OPTIONS ON INDICES
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The Series' purchases of options on indices will subject them to the risks described below.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether a Series will realize gain or loss on the purchase of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on indices is subject to Brinson Partners' ability to predict correctly the direction of movements in the market generally or in a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

Index prices may be distorted if trading of a substantial number of securities included in the index is interrupted causing the trading of options on that index to be halted. If a trading halt occurred, a Series would not be able to close out options which it had purchased and the Series may incur losses if the underlying index moved adversely before trading resumed. If a trading halt occurred and restrictions prohibiting the exercise of options were imposed through the close of trading on the last day before expiration, exercises on that day would be settled on the basis of a closing index value that may not reflect current price information for securities representing a substantial portion of the value of the index.

If a Series holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall "out-of-the-money," the Series will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer. Although a Series may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising the option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

RULE 144A SECURITIES
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The Series may invest in securities that are exempt under Rule 144A from the registration requirements of the Securities Act of 1933. Those securities purchased under Rule 144A are traded among qualified institutional investors.

The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and periodically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in securities under Rule 144A could have the effect of increasing the level of a Series' illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a security under Rule 144A, however, the Board of Trustees and Brinson Partners will continue to monitor the liquidity of that security to ensure that each Series has no more than 15% of its total assets in illiquid securities.

The Series will limit investments in securities of issuers which the Series are restricted from selling to the public without registration under the Securities Act of 1933 to no more than 15% of the Series' total assets, excluding restricted securities eligible for resale pursuant to Rule 144A that have been determined to be liquid by the Trust's Board of Trustees.

If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continue to adhere to such limitation, including disposing of illiquid assets which may include such Rule 144A securities.

OTHER INVESTMENTS
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The Board of Trustees may, in the future, authorize a Series to invest in securities other than those listed in this Statement of Additional Information and in the Prospectuses, provided such investment would be consistent with that Series' investment objective and that it would not violate any fundamental investment policies or restrictions applicable to that Series.

INVESTMENTS RELATING TO THE GLOBAL FUNDS AND THE NON-U.S. EQUITY FUND

The following discussion of strategies, techniques and policies applies only to the Global Fund, Global Equity Fund, Global Bond Fund and the Non-U.S. Equity Fund.

FOREIGN SECURITIES
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Investors should recognize that investing in foreign issuers involves certain considerations, including those set forth in the Series' Prospectuses, which are not typically associated with investing in U.S. issuers. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Series may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Series will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The investment policies of the Series permit them to enter into forward foreign currency exchange contracts, futures, options and interest rate swaps (in the case of the Global Funds) in order to hedge portfolio holdings and commitments against changes in the level of future currency rates.

There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by the Series. Payment of an interest equalization tax, if imposed, would reduce the Series' rates of return on investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Series by U.S. corporations. The Series' ability to "pass through" the foreign taxes paid for tax credit or deduction purposes will be determined by the composition of the Series' portfolios. More than 50% of a Series must be invested in stock or securities of foreign corporations for "pass through" to be possible in the first instance. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in the Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract and similar financial instruments other than any "regulated futures contract" or "non-equity option" which would be marked-to-market under the rules of Section 1256 of the Code if held at the end of the tax year. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to these special currency rules. If subject, they are or would be treated as sold for their fair market value at year-end under the marked-to-market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Code and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts the Series may make or enter into will be subject to the special currency rules described above.

FORWARD FOREIGN CURRENCY CONTRACTS
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The Series may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Series will account for forward contracts by marking-to-market each day at current forward contract values.

A Series will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Series enters into a forward contract to sell an amount of foreign currency, the Series' custodian or sub-custodian will place Segregated Assets in a segregated account of the Series in an amount not less than the value of the Series' total assets committed to the consummation of such forward contracts. If the additional Segregated Assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Series' commitments with respect to such contracts.

OPTIONS ON FOREIGN CURRENCIES
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The Series also may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the Series' exposure to changes in currency exchange rates. The Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Series may purchase put options on the foreign currency. If the dollar price of the currency does decline, a Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the dollar price of such securities, the Series may purchase call options on such currency.

The purchase of such options could offset, at least partially, the effects of the adverse movement in exchange rates. As in the case of other types of options, however, the benefit to the Series to be derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

The Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in the value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Series also may be required to forego all or a portion of the benefit which might otherwise have been obtained from favorable movements in exchange rates.

The Series may write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by the custodian bank) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if a Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written, or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in Segregated Assets in a segregated account with its custodian bank.

With respect to writing put options, at the time the put is written, a Series will establish a segregated account with its custodian bank consisting of Segregated Assets in an amount equal in value to the amount the Series will be required to pay upon exercise of the put. The account will be maintained until the put is exercised, has expired, or the Series has purchased a closing put of the same series as the one previously written.

INVESTMENTS RELATING TO THE GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND

The following discussion applies to the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund.

LOWER GRADE DEBT SECURITIES
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Fixed income securities rated lower than Baa3 by Moody's Investors Services, Inc. or BBB- by Standard & Poor's Ratings Group are considered to be of poor standing and predominantly speculative. Such securities are commonly referred to as "junk bonds" and are subject to a substantial degree of credit risk. Medium and low-grade bonds held by the Series, which are those that are rated below Baa3 or BBB-, may be issued as a consequence of corporate restructurings, such as leveraged buy-outs, mergers, acquisitions, debt recapitalizations or similar events. Also, high yield bonds are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by bonds issued under such circumstances are substantial.

In the past, the high yields from low-grade bonds have more than compensated for the higher default rates on such securities. However, there can be no assurance that diversification will protect the Series from widespread bond defaults brought about by a sustained economic downturn, or that yields will continue to offset default rates on high yield bonds in the future. Issuers of these securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. Further, an economic recession may result in default levels with respect to such securities in excess of historic averages.

The value of lower-rated debt securities will be influenced not only by changing interest rates, but also by the bond market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, low and medium-rated bonds may decline in market value due to investors' heightened concern over credit quality, regardless of prevailing interest rates.

Especially at such times, trading in the secondary market for high yield bonds may become thin and market liquidity may be significantly reduced. Even under normal conditions, the market for high yield bonds may be less liquid than the market for investment grade corporate bonds. There are fewer securities dealers in the high yield market and purchasers of high yield bonds are concentrated among a smaller group of securities dealers and institutional investors. In periods of reduced market liquidity, high yield bond prices may become more volatile.

Besides credit and liquidity concerns, prices for high yield bonds may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding high yield bonds. A description of various corporate debt ratings appears in Appendix A to this Statement of Additional Information.

CONVERTIBLE SECURITIES
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The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holder's claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of preferred stock and convertible preferred stock, the holder's claim on assets and earnings are subordinated to the claims of all creditors but are senior to the claims of common shareholders.

WHEN-ISSUED SECURITIES
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The Series may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Series will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Series makes the commitment to purchase a security on a when-issued or forward delivery basis, it will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. The Advisor does not believe that a Series' net asset value or income will be adversely affected by its purchase of securities on a when-issued or forward delivery basis. The Series will establish a segregated account in which it will maintain Segregated Assets equal in value to commitments for when-issued or forward delivery securities.

MORTGAGE-BACKED SECURITIES AND MORTGAGE PASS-THROUGH SECURITIES
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The Series may also invest in mortgage-backed securities, which are interests in pools of mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations as further described below. The Series may also invest in debt securities which are secured with collateral consisting of mortgage-backed securities (see "Collateralized Mortgage Obligations") and in other types of mortgage-related securities.

The timely payment of principal and interest on mortgage-backed securities issued or guaranteed by the Government National Mortgage Association ("GNMA") is backed by GNMA and the full faith and credit of the U.S. government. These guarantees, however, do not apply to the market value of Series shares. Also, securities issued by GNMA and other mortgage-backed securities may be purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and would be lost if prepayment occurs. Mortgage-backed securities issued by U.S. government agencies or instrumentalities other than GNMA are not "full faith and credit" obligations. Certain obligations, such as those issued by the Federal Home Loan Bank are supported by the issuer's right to borrow from the U.S. Treasury, while others such as those issued by the Federal National Mortgage Association ("FNMA"), are supported only by the credit of the issuer. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities and reduce returns. The Series may agree to purchase or sell these securities with payment and delivery taking place at a future date. A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose the Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right of mortgagors may limit the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

A decline in interest rates may lead to a faster rate of repayment of the underlying mortgages and expose a Series to a lower rate of return upon reinvestment. To the extent that such mortgage-backed securities are held by a Series, the prepayment right will tend to limit to some degree the increase in net asset value of the Series because the value of the mortgage-backed securities held by the Series may not appreciate as rapidly as the price of noncallable debt securities.

For federal tax purposes other than diversification under Subchapter M, mortgage-backed securities are not considered to be separate securities but rather "grantor trusts" conveying to the holder an individual interest in each of the mortgages constituting the pool.

Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-backed securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payments dates regardless of whether or not the mortgagor actually makes the payment.

Any discount enjoyed on the purchases of a pass-through type mortgage-backed security will likely constitute market discount. As a Series receives principal payments, it will be required to treat as ordinary income an amount equal to the lesser of the amount of the payment or the "accrued market discount." Market discount is to be accrued either under a constant rate method or a proportional method. Pass-through type mortgage-backed securities purchased at a premium to face will be subject to a similar rule requiring recognition of an offset to ordinary interest income, an amount of premium attributable to the receipt of principal. The amount of premium recovered is to be determined using a method similar to that in place for market discount. A Series may elect to accrue market discount or amortize premium notwithstanding the amount of principal received but such election will apply to all bonds held and thereafter acquired unless permission is granted by the Commissioner of the Internal Revenue Service to change such method.

The principal governmental guarantor of mortgage-related securities is GAMA, which is a wholly-owned U. S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages which are insured by the Federal Housing Authority or guaranteed by the Veterans Administration. These guarantees, however, do not apply to the market value or yield of mortgage-backed securities or to the value of Series shares. Also, GNMA securities often are purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and should be viewed as an economic offset to interest to be earned. If prepayments occur, less interest will be earned and the value of the premium paid will be lost.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation of the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC is a corporate instrumentality of the U.S. government and was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Series' investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee or guarantees, even if through an examination of the loan experience and practices of the originators/servicers and poolers, the Advisor determines that the securities meet the Series' quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") AND REAL ESTATE MORTGAGE INVESTMENT
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CONDUITS ("REMICS")
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A CMO is a debt security on which interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA and their income streams. Privately-issued CMOs tend to be more sensitive to interest rates than Government-issued CMOs.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series
Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

Most if not all newly-issued debt securities backed by pools of real estate mortgages will be issued as regular and residual interests in REMICs because, as of January 1, 1992, new CMOs which do not make REMIC elections will be treated as "taxable mortgage pools," a wholly undesirable tax result. Under certain transition rules, CMOs in existence on December 31, 1991 are unaffected by this change. The Series will purchase only regular interests in REMICs. REMIC regular interests are treated as debt of the REMIC and income/discount thereon must be accounted for on the "catch-up method," using a reasonable prepayment assumption under the original issue discount rules of the Code.

CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than U.S. government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be required to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate prepayment assumption.

OTHER MORTGAGE-BACKED SECURITIES
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The Advisor expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Advisor will, consistent with a Series' investment objective, policies and quality standards, consider making investments in such new types of mortgage-related securities. The Advisor will not purchase any such other mortgage-backed securities until the Series' Prospectuses and this Statement of Additional Information have been supplemented.

ASSET-BACKED SECURITIES
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The Series may invest a portion of its assets in debt obligations known as "asset-backed securities." Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through asset-backed securities are debt obligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receivables provide that the Series pay the debt service on the debt obligations issued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. Asset-backed securities may be classified as "pass-through certificates" or "collateralized obligations."

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payment, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Series will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Due to the shorter maturity of the collateral backing such securities, there is less of a risk of substantial prepayment than with mortgage-backed securities. Such asset-backed securities do, however, involve certain risks not associated with mortgage-backed securities, including the risk that security interests cannot be adequately, or in many cases, ever, established. In addition, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws. Therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

ZERO COUPON SECURITIES
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The Series may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the purchase price and their value at maturity. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon and delayed interest securities are generally more volatile and more likely to respond to changes in interest rates than the market prices of securities having similar maturities and credit qualities that pay interest periodically. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on such security (other than tax-exempt original issue discount from a zero coupon security) that accrues that year, even though the holder receives no cash payments of interest during the year. The Series will be required to distribute such income to shareholders to comply with Subchapter M of the Code and avoid excise taxes, even though the Series have not received any cash from the issue.

Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest (cash). Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with short maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.

Zero coupon securities include securities issued directly by the U.S. Treasury, and U.S. Treasury bonds or notes and their unmatured interest coupons and receipts for their underlying principal ("coupons") which have been separated by their holder, typically a custodian bank or investment brokerage firm. A holder will separate the interest coupons from the underlying principal (the "corpus") of the U.S. Treasury security. A number of securities firms and banks have stripped the interest coupons and receipts and then resold them in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and Certificate of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities has stated that for federal tax and securities purposes, in its opinion, purchasers of such certificates, such as the Series, most likely will be deemed the beneficial holder of the underlying U.S. government securities. The Series understand that the staff of the SEC no longer considers such privately stripped obligations to be U.S. government securities, as defined in the Act; therefore, the Series intends to adhere to this staff position and will not treat such privately stripped obligations to be U.S. government securities for the purpose of determining if the Series is "diversified," or for any other purpose, under the Act.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the U.S. Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Series will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

When U.S. Treasury obligations have been stripped of their unmatured interest coupons by the holder, the principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself. These stripped securities are also treated as zero coupon securities with original issue discount for tax purposes.

INVESTMENTS RELATING TO THE GLOBAL FUND

EMERGING MARKETS INVESTMENTS (Global Fund only).
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The Series may invest up to 10% of its assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets. The Series may invest in equity securities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. The Series also may invest in fixed income securities of emerging market issuers, including government and government-related entities (including participation in loans between governments and financial institutions), and of entities organized to restructure outstanding debt of such issuers. The Series also may invest in debt securities of corporate issuers in developing countries.

The Series' investments in emerging market government and government-related securities may consist of (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including participation in loans between governments and financial institutions), (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries and (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above.

The Series' investments in the fixed income securities of emerging market issuers may include investments in Brady Bonds, Structured Securities, Loan Participation and Assignments (as such capitalized terms are defined below), and certain non-publicly traded securities.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Structured Securities are issued by entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments.

The Series may invest in fixed rate and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders"). The Series' investments in Loans are expected in most instances to be in the form of a participation in loans ("Participation") and assignments of all or a portion of Loans ("Assignments") from third parties. The Series will have the right to receive payments of principal, interest and any fees to which they are entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Series may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

When a Series purchases Assignments from Lenders, it will acquire direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Series as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

The Series also may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities and limited partnerships. Investing in such unlisted emerging market equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.

The Series' investments in emerging market securities will at all times be limited by the Series' prohibition on investing more than 15% of its net assets in illiquid securities.

RISKS OF INVESTING IN EMERGING MARKETS
--------------------------------------

Compared to the United States and other developed countries, emerging countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securities and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries. Countries such as those in which the Series may invest have historically experienced and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

The ability of a foreign government or government-related issuer to make timely and ultimate payments on its external debt obligations will be strongly influenced by the issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign government or government-related issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may curtail the willingness of such third parties to lend funds, which may further impair the issuer's ability or willingness to service its debts in a timely manner. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a governmental issuer to obtain sufficient foreign exchange to service its external debt.

As a result of the foregoing, a governmental issuer may default on its obligations. If such a default occurs, the Series may have limited effective legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting country itself, and the ability of the holder of foreign government and government-related debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government and government-related debt obligations in the event of default under their commercial bank loan agreements.

The issuers of the government and government-related debt securities in which the Series expects to invest have in the past experienced substantial difficulties in servicing their external debt obligations, which has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign government and government-related debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign government and government-related debt securities in which the Series may invest will not be subject to similar defaults or restructuring arrangements which may adversely affect the value of such investments. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

Payments to holders of the high yield, high risk, foreign debt securities in which the Series may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES
----------------------------------------------

The Series may invest in securities issued by other registered investment companies advised by Brinson Partners pursuant to exemptive relief granted by the SEC. Currently, the Global Fund is the only Series of the Trust that intends to invest in portfolios of Brinson Relationship Funds, another investment company which is advised by Brinson Partners, and only to the extent consistent with the Advisor's investment process of allocating assets to specific asset classes. The Global Fund will invest in corresponding portfolios of Brinson Relationship Funds only to the extent that the Advisor determines that such investments are a more efficient means for the Global Fund to gain exposure to the asset classes referred to below than by investing directly in individual securities.

To gain exposure to equity and fixed income securities of issuers located in emerging market countries, the Global Fund may invest that portion of its assets allocated to emerging markets investments in the Brinson Emerging Markets Equity Fund portfolio and the Brinson Emerging Markets Debt Fund portfolio of Brinson Relationship Funds. The investment objective of the Brinson Emerging Markets Equity Fund and the Brinson Emerging Markets Debt Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. Under normal circumstances, at least 65% of the total assets of the Brinson Emerging Markets Equity Fund is invested in the equity securities of issuers in emerging markets or securities with respect to which the return is derived from the equity securities of issuers in emerging markets. At least 65% of the total assets of the Brinson Emerging Markets Debt Fund is invested in the debt securities issued by governments, government-related entities (including participations in loans between governments and financial institutions), corporations and entities organized to restructure outstanding debt of issuers in emerging markets, or debt securities the return on which is derived primarily from other emerging markets instruments. The Brinson Emerging Markets Equity Fund and Brinson Emerging Markets Debt Fund are permitted to invest in the same types of securities as the Global Fund may invest in directly.

In lieu of investing directly in certain high yield, higher risk securities, the Global Fund may invest a portion of its assets in the Brinson High Yield Fund portfolio (the "High Yield Fund") of Brinson Relationship Funds. The investment objective of the High Yield Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The High Yield Fund maintains a high yield portfolio and as such, at least 65% of its assets are invested in high yield securities. The Global Fund currently intends to limit its investment in non-investment grade debt securities to no more than 5% of its net assets. Any investment in the High Yield Fund will be considered within this limitation.

In lieu of investing directly in equity securities issued by companies with relatively small overall market capitalizations, the Global Fund may invest a portion of its assets in the Brinson Post-Venture Fund (the "Post-Venture Fund") portfolio of Brinson Relationship Funds. The investment objective of the Post-Venture Fund is to maximize total U.S. dollar return, consisting of capital appreciation and current income, while controlling risk. The Post-Venture Fund invests primarily in publicly- traded companies representing the lower 5% of the Wilshire 5000 Index, and, as such, at least 65% of its assets are invested in small capitalization equity securities.

Each portfolio of Brinson Relationship Funds in which the Global Fund may invest is permitted to invest in the same securities of a particular asset class in which the Global Fund is permitted to invest directly, and with similar risks. Pursuant to undertakings with the SEC, the Global Fund will not be subject to the imposition of double management or administration fees with respect to its investments in Brinson Relationship Funds.

                            INVESTMENT RESTRICTIONS

The investment restrictions set forth below are fundamental policies and may not be changed as to a Series, without the approval of a majority of the outstanding voting securities (as defined in the Act) of the Series. Unless otherwise indicated, all percentage limitations listed below apply to the Series only at the time of the transaction. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Series' total assets will not be considered a violation.

Except as set forth under "Investment Objectives and Policies" and "Investment Considerations and Risks" in each Prospectus, or "Investment Strategies" in this Statement of Additional Information, each Series may not:

      (i) As to 75% of the total assets of each Series, purchase the securities of any one issuer, other than securities issued by the U.S. government or its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the total assets of a Series would be invested in securities of such issuer (this does not apply to the Global Bond Fund);

     (ii) Invest in real estate or interests in real estate (This will not prevent a Series from investing in publicly-held real estate investment trusts or marketable securities of companies which may represent indirect interests in real estate.), interests in oil, gas and/or mineral exploration or development programs or leases;

     (iii) Purchase or sell commodities or commodity contracts, but may enter into futures contracts and options thereon in accordance with its Prospectus. Additionally, each Series may engage in forward foreign currency contracts for hedging and non-hedging purposes;

     (iv) Make investments in securities for the purpose of exercising control over or management of the issuer;

     (v) Purchase the securities of any one issuer if, immediately after such purchase, a Series would own more than 10% of the outstanding voting securities of such issuer;

     (vi) Sell securities short or purchase securities on margin, except such short-term credits as are necessary for the clearance of transactions. For this purpose, the deposit or payment by a Series for initial or maintenance margin in connection with futures contracts is not considered to be the purchase or sale of a security on margin;

     (vii) Make loans, except that this restriction shall not prohibit (a) the purchase and holding of a portion of an issue of publicly distributed or privately placed debt securities, (b) the lending of portfolio securities, or (c) entry into repurchase agreements with banks or broker-dealers;

     (viii) Borrow money in excess of 33 1/3% of the value of its assets except as a temporary measure for extraordinary or emergency purposes to facilitate redemptions or issue senior securities. All borrowings will be done from a bank and to the extent that such borrowing exceeds 5% of the value of a Series' assets, asset coverage of at least 300% is required. A Series will not purchase securities when borrowings exceed 5% of that Series' total assets;

     (ix) Purchase the securities of issuers conducting their principal business activities in the same industry, other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, if immediately after such purchase, the value of a Series' investments in such industry would exceed 25% of the value of the total assets of the Series across several countries;

     (x) Act as an underwriter of securities, except that, in connection with the disposition of a security, a Series may be deemed to be an "underwriter" as that term is defined in the Securities Act of 1933;

     (xi)   Invest in securities of any open-end investment company, except that
            (i) a Series may purchase securities of money market mutual funds,
            (ii) the Global Fund and Global Equity Fund may each invest in the securities of closed-end investment companies at customary brokerage commission rates in accordance with the limitations imposed by the Act and the rules thereunder, and (iii) in accordance with any exemptive order obtained from the SEC which permits investment by a Series in other Series or other investment companies or series thereof advised by the Advisor. In addition, each Series may acquire securities of other investment companies if the securities are acquired pursuant to a merger, consolidation, acquisition, plan of reorganization or a SEC approved offer of exchange;

     (xii) Invest in puts, calls, straddles or combinations thereof except to the extent disclosed in a Series' Prospectus; and

     (xiii) Invest more than 5% of its total assets in securities of companies less than three years old. Such three year periods shall include the operation of any predecessor company or companies.

Although not considered fundamental, in order to comply with certain state "blue sky" restrictions, each Series will not invest: (1) more than 5% of its respective net assets in warrants, including within that amount no more than 2% in warrants which are not listed on the New York or American Stock Exchanges, except warrants acquired as a result of its holdings of common stocks; and (2) purchase or retain the securities of any issuer if, to the knowledge of the Series, any officer or Trustee of the Trust or of its Advisor owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and Trustees of the Trust or of its Advisor who own more than 1/2 of 1%, own in the aggregate, more than 5% of the outstanding securities of such issuer.

                            MANAGEMENT OF THE TRUST

                             TRUSTEES AND OFFICERS

                                POSITION
                                  WITH
NAME AND ADDRESS         AGE   THE TRUST     PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------         ---   ---------     -------------------------------------------
Walter E. Auch            75  Trustee        Retired; formerly Chairman and CEO of Chicago Board of
6001 N. 62nd Place                           Options Exchange (1979-1986); Trustee of the Trust since
Paradise Valley, AZ                          May, 1994; Trustee, Brinson Relationship Funds since
85253                                        December, 1994; Director, Thomsen Asset Management
                                             Corp. since 1987; Director, Fort Dearborn Income
                                             Securities, Inc. since 1987; Director, Geotek Industries,
                                             Inc. since 1989; Director, Smith Barney VIP Fund since
                                             1991; Director, SB Advisers since 1992; Director, SB
                                             Trak since 1992; Director, Banyan Realty Trust since 1987;
                                             Director, Banyan Land Fund II since 1988; Director,
                                             Banyan Mortgage Investment Fund since 1989; and
                                             Director, Express America Holdings Corp. since 1992.

Frank K. Reilly           60  Chairman and   Professor, University of Notre Dame since 1981; Trustee
College of Business           Trustee        of the Trust since December, 1993; Trustee, Brinson
Administration                               Relationship Funds since September, 1994; Director of The
University of                                Brinson Funds, Inc. 1992-1993; Trustee, Brinson Trust
Notre Dame                                   Company, 1992-July, 1993; Director, Fort Dearborn
208 Hurley Building                          Income Securities, Inc. since 1993; Director, First Interstate
Notre Dame, IN  46556                        Bank of Wisconsin from January, 1989 through March,
                                             1990; Director, Discover Financing Corp., from 1990 to
                                             1991; and Director, Greenwood Trust Company since
                                             1993.

Edward M. Roob            61  Trustee        Retired; prior thereto, Senior Vice President, Daiwa
841 Woodbine Lane                            Securities America Inc. (1986-1993); Trustee of the Trust
Northbrook, IL  60002                        since January, 1995; Trustee, Brinson Relationship Funds
                                             since January 1995; Director, Fort Dearborn Income
                                             Securities, Inc. since 1993; Director, Brinson Trust
                                             Company since 1993; Committee Member, Chicago Stock
                                             Exchange since 1993; Member of Board of Governors,
                                             Midwest Stock Exchange (1987-1991).

OTHER OFFICERS

                            POSITION
                            WITH THE    OFFICER
NAME                   AGE    TRUST      SINCE    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----                   ---  --------    -------   -----------------------------------------------------
E. Thomas McFarlan      52  President      1993   Managing Partner, Brinson Partners, Inc. since 1991;
                            and                   President and Director of The Brinson Funds, Inc. 1992-
                            Treasurer             1993; Trustee, Brinson Trust Company since 1991; prior
                                                  thereto, Executive Vice President of Washington Mutual
                                                  Savings Bank.

Bruce G. Leto           34  Secretary      1995   Partner, Stradley, Ronon, Stevens & Young, LLP since
                                                  1994; prior thereto, Senior Associate.

Thomas J. Digenan       32  Assistant      1993   Partner, Brinson Partners, Inc. since 1993; Assistant
                            Treasurer             Secretary The Brinson Funds, Inc. 1993 - 1994; prior
                                                  thereto, Senior Manager, KPMG Peat Marwick.

Debra L. Nichols        30  Assistant      1993   Partner, Brinson Partners, Inc. since 1995; Associate,
                            Secretary             Brinson Partners, Inc. since 1991; Assistant Secretary, The
                                                  Brinson Funds, Inc. 1992-1993; prior thereto, private
                                                  investor.

Catherine E. Macrae     38  Assistant      1995   Associate, Brinson Partners, Inc. since 1992; prior thereto,
                            Secretary             Economic Analyst, Chicago Mercantile Exchange.

Carolyn  M. Burke       29  Assistant      1995   Associate, Brinson Partners, Inc, since 1995; prior thereto,
                            Secretary             Financial Analyst, Van Kampen American Capital
                                                  Investment Advisory Corp. 1992-1995; Senior Accountant,
                                                  KPMG Peat Marwick 1989-1992.

                               COMPENSATION TABLE

                             TRUSTEES AND OFFICERS

                                        AGGREGATE COMPENSATION      TOTAL COMPENSATION FROM
                                      FROM TRUST FOR FISCAL YEAR    TRUST AND FUND COMPLEX
NAME AND POSITION HELD                    ENDED JUNE 30, 1996         PAID TO TRUSTEES/1/
----------------------                --------------------------    -----------------------
Walter E. Auch, Trustee               $12,600                       $26,200
6001 N. 62nd Place
Paradise Valley, AZ 85253

Frank K. Reilly, Trustee              $12,600                       $23,700
College of Business Administration
University of Notre Dame
208 Hurley Building
Notre Dame, IN  46556

Edward M. Roob, Trustee               $12,600                       $26,200
841 Woodbine Lane
Northbrook, IL  60002

/1/ This amount represents the aggregate amount of compensation paid to the Trustees for (a) service on the Board of Trustees for the Trust's most recently completed fiscal year; and (b) service on the Board of Directors of two other investment companies managed by Brinson Partners for the calendar year ending December 31, 1995.

No officer or Trustee of the Trust who is also an officer or employee of Brinson Partners receives any compensation from the Trust for services to the Trust. The Trust pays each Trustee who is not affiliated with Brinson Partners a fee of $6,000 per year, plus $300 per Series per meeting, and reimburses each Trustee and officer for out-of-pocket expenses in connection with travel and attendance at Board meetings.

The Board of Trustees has an Audit Committee which has the responsibility, among other things, to (i) recommend the selection of the Trust's independent auditors, (ii) review and approve the scope of the independent auditors' audit activity, (iii) review the financial statements which are the subject of the independent auditors' certification, and (iv) review with such independent auditors the adequacy of the Series' basic accounting system and the effectiveness of the Series' internal accounting controls. The Audit Committee met once during the fiscal year ended June 30, 1996. There is no separate nominating or investment committee. Items pertaining to these committees are submitted to the full Board of Trustees.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of August 1, 1996, the officers and Trustees, as a group, owned beneficially 96,998.987 outstanding voting shares of the Global Fund, 3,801.710 shares of the Global Bond Fund and 58.181 shares of the U.S. Equity Fund, which in the aggregate amount to 100,858.87 shares of the Trust.

As of August 1,1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Brinson Fund class, SwissKey Fund class or the Series, as applicable:

GLOBAL FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND CLASS
------------------

 First Alabama Bank                              12.19%               11.82%
 Mobile, AL

 Polk Bros. Foundation                            8.72%                8.45%
 Evanston, IL

 Medical College of Virginia Foundation           8.59%                8.33%
 Richmond, VA

 NationsBank of Georgia NA Trustee                7.60%                7.37%
 Dallas, TX

 Northern Trust Company                           5.72%                5.55%
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

 Swiss Bank Corporation*                         74.19%                -----
 New York, NY

 Hans Frisch and Alfred Frisch JT TEN COMM        7.48%                -----
 Jacksonville, FL

 Semper Trust Co. C/F/ IRA                        5.85%                -----
 R/O of William J. Casey
 St. Helena, CA

GLOBAL EQUITY FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------
BRINSON FUND CLASS
------------------

 United States Japan Foundation*+                88.55%               39.64%
 New York, NY

SWISSKEY FUND CLASS
-------------------

 Swiss Bank Corporation*+                        51.03%               28.18%
 New York, NY

 Fox & Co.
 New York, NY                                     5.19%                -----

GLOBAL BOND FUND
BRINSON FUND CLASS
------------------

 Baptist Health Systems, Inc.*+                   28.3%               26.06%
 Birmingham, AL

 Munson Williams Proctor Institute*              25.08%               23.08%
 Utica, NY

 Abell Foundation, Inc.                          19.17%               17.64%
 Baltimore, MD

 First National Bank of Chicago
 Chicago, IL                                      9.30%                8.56%

 Ripon College                                    9.00%                8.28%
 Ripon, WI

SWISSKEY FUND CLASS
-------------------

 Swiss Bank Corporation*                         69.55%                5.56%
 New York, NY

U.S. BALANCED FUND
BRINSON FUND CLASS
------------------

 State Street Bank & Trust Co.*+                 71.82%               71.57%
 Boston, MA

 MAC & Co.                                       12.26%               12.22%
 Pittsburgh, PA

 Mitra & Co                                       6.69%                6.67%
 Milwaukee, WI

SWISSKEY FUND CLASS
-------------------

 Blush & Co.*
 New York, NY                                    62.10%                -----

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

SWISSKEY FUND CLASS (CON'T)
-------------------

 Swiss Bank Corporation*                         33.18%                -----
 New York, NY

U.S. EQUITY FUND

BRINSON FUND CLASS
------------------

 Swiss Bank Corporation*+                        38.96%               37.31%
 Chicago, IL

 Wachovia Bank of North Carolina                 14.47%               13.85%
 Winston Salem, NC

 American Institute of Physics                    8.37%                8.01%
 College Park, MD

 Emma & Co.
 Springdale, AR                                   6.36%                6.09%

SWISSKEY FUND CLASS
-------------------

 Blush & Co.
 New York, NY*                                   62.10%                -----

 Swiss Bank Corporation*                         31.29%                -----
 New York, NY

U.S. BOND FUND

BRINSON FUND CLASS
------------------

 Swiss Bank Corporation*+                        99.32%               92.70%
 Chicago, IL

SWISSKEY FUND CLASS
-------------------

 Swiss Bank Corporation*                         96.93%                -----
 New York, NY

NON-U.S. EQUITY FUND

BRINSON FUND CLASS
------------------

 Edna McConnell Clark Foundation                  7.76%                7.73%
 New York, NY

 Northern Trust Company                           7.46%                7.43%
 Chicago, IL

 Society National Bank                            7.14%                7.10%
 Cleveland,  OH

NON-U.S. EQUITY FUND

                                             Percentage of        Percentage of
Name & Address of Beneficial Owners              Class               Series
-----------------------------------          -------------        -------------

BRINSON FUND CLASS (CON'T)
------------------
 McConnell Foundation                             6.84%                6.81%
 Redding, CA

 MAC & Co.
 FBO Sisters of Charity, Inc.                     6.28%                6.25%
 Pittsburgh, PA

 Fifth Third Bank                                 5.53%                5.50%
 Cincinnati, OH

 MAC & Co.                                        5.41%                5.38%
 Pittsburgh, PA

 Bentley College                                  5.34%                5.31%
 Waltham, MA

SWISSKEY FUND CLASS
-------------------

 Swiss Bank Corporation*                         41.14%                -----
 New York, NY

 Blush & Co.*                                    29.10%                -----
 New York, NY

 Schweizerischer Bankverein                       7.83%                -----
 Zurich, Switzwerland

 Fox & Co.                                        6.76%                -----
 New York, NY

* Person deemed to control the class within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that class.

+ Person deemed to control the Series within the meaning of the Act. Note that such persons possess the ability to control the outcome of matters submitted for the vote of shareholders of that Series.

As of August 1, 1996, the following persons owned of record or beneficially more than 5% of the outstanding voting shares of the Trust:

Name & Address of Beneficial Owners           Percentage of Trust
-----------------------------------           -------------------

State Street Bank & Trust Co.                       14.04%
Boston, MA


                    INVESTMENT ADVISORY AND OTHER SERVICES

ADVISOR
-------
Brinson Partners, a Delaware corporation, is an investment management firm managing, as of June 30, 1996, approximately $58 billion, primarily for institutional pension and profit sharing funds. Brinson Partners was organized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First

Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and international investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in Basel, London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Swiss Bank, with headquarters in Basel, Switzerland, is an internationally diversified organization with operations in many aspects of the financial services industry. Brinson Partners also serves as the investment advisor to seven other investment companies: Brinson Relationship Funds, which includes six investment portfolios (series); Enterprise Accumulation Trust; Enterprise International Growth Portfolio; Fort Dearborn Income Securities, Inc.; Hirtle Callaghan International Trust; John Hancock Variable Series Trust - International Balanced Portfolio; and Pace Large Company Value Equity Investments.

Pursuant to its investment advisory agreements (the "Agreements") with the Trust, on behalf of each Series, Brinson Partners receives from each Series a monthly fee at an annual rate (as described in each Series' Prospectus and below) multiplied by the average daily net assets of that Series for providing investment advisory services. Brinson Partners is responsible for paying its expenses. Under the Agreements, each Series pays the following expenses: (1) the fees and expenses of the Trust's disinterested Trustees; (2) the salaries and expenses of any of the Trust's officers or employees who are not affiliated with Brinson Partners; (3) interest expenses; (4) taxes and governmental fees; (5) brokerage commissions and other expenses incurred in acquiring or disposing of portfolio securities; (6) the expenses of registering and qualifying shares for sale with the SEC and with various state securities commissions; (7) auditing and legal costs; (8) insurance premiums; (9) fees and expenses of the Trust's custodian, administrative and transfer agent and any related services; (10) expenses of obtaining quotations of the Series' portfolio securities and of pricing the Series' shares; (11) expenses of maintaining the Trust's legal existence and of shareholders' meetings; (12) expenses of preparation and distribution to existing shareholders of reports, proxies and prospectuses; and
(13) fees and expenses of membership in industry organizations.

The Series pay the Advisor a monthly fee of the respective Series' average daily net assets as follows: annual rates of 0.80% for the Global Fund, Global Equity Fund and Non-U.S. Equity Fund; 0.75% for the Global Bond Fund; 0.70% for the U.S. Balanced Fund and U.S. Equity Fund; and 0.50% for the U.S. Bond Fund. The Advisor has agreed irrevocably to waive its fees and reimburse expenses to the extent that total operating expenses exceed the following rates of the respective Series' average daily net assets as follows, without regard to Rule 12b-1 Plan expenses for the SwissKey Fund classes of each Series: 1.10% for the Global Fund; 1.00% for the Global Equity Fund and the Non-U.S. Equity Fund; 0.90% for the Global Bond Fund; 0.80% for the U.S. Balanced Fund and the U.S. Equity Fund; and 0.60% for the U.S. Bond Fund.

Advisory fees accrued to Brinson Partners were as follows:


A.  FISCAL YEAR ENDED JUNE 30, 1994*
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $1,951,309               $1,860,397               $ 30,946
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $   68,151               $     0.00               $ 82,834
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  189,136               $     0.00               $149,667
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND              NA                       NA                      NA
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $   14,819               $     0.00               $ 63,834
-------------------------------------------------------------------------------------------
U.S. BOND FUND                  NA                       NA                      NA
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $  300,928               $   74,698               $136,835
-------------------------------------------------------------------------------------------

* The Global Equity Fund commenced investment operations on January 28, 1994; Global Bond Fund commenced investment operations on July 30, 1993; U.S. Balanced Fund commenced investment operations on December 30, 1994; U.S. Equity Fund commenced investment operations on February 22, 1994; U.S. Bond Fund commenced investment operations on August 31, 1995; and Non-U.S. Equity Fund commenced investment operations on August 31, 1993.


B.  FISCAL YEAR ENDED JUNE 30, 1995
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $2,681,392               $2,681,392               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  163,038               $     0.00               $216,658
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  329,156               $   95,216               $233,940
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $  441,419               $  275,707               $165,712
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  154,258               $     0.00               $199,708
-------------------------------------------------------------------------------------------
U.S. BOND FUND                  NA                       NA                      NA
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $  933,521               $  666,061               $267,460
-------------------------------------------------------------------------------------------

C.  FISCAL YEAR ENDED JUNE 30, 1996
-------------------------------------------------------------------------------------------
       SERIES           GROSS ADVISORY FEES    NET ADVISORY FEES PAID    FUND EXPENSES PAID
                         EARNED BY ADVISOR        AFTER FEE WAIVER           BY ADVISOR
-------------------------------------------------------------------------------------------
GLOBAL FUND                 $3,415,057               $3,415,057               $   0.00
-------------------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  390,824               $   12,198               $378,626
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND            $  310,066               $      158               $309,908
-------------------------------------------------------------------------------------------
U.S. BALANCED FUND          $1,465,283               $1,015,531               $449,752
-------------------------------------------------------------------------------------------
U.S. EQUITY FUND            $  638,063               $  326,322               $311,741
-------------------------------------------------------------------------------------------
U.S. BOND FUND              $   37,868               $     0.00               $230,216
-------------------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $1,403,109               $1,050,199               $352,910
-------------------------------------------------------------------------------------------

General expenses of the Trust (such as costs of maintaining corporate existence, legal fees, insurances, etc.) will be allocated among the Series in proportion to their relative net assets. Expenses which relate exclusively to a particular Series, such as certain registration fees, brokerage commissions and other portfolio expenses, will be borne directly by that Series.

Brinson Partners has agreed to waive its advisory fee in an amount equal to the total expenses of a Series for any fiscal year which exceeds the permissible limits applicable to that Series in any state in which its shares are then qualified for sale. At the present time, the most restrictive state expense limitation limits a fund's annual expenses (excluding interest, taxes, distribution expense, brokerage commissions and extraordinary expenses and other expenses subject to approval by state securities administrators) to 2.5% of the first $30 million of its average daily net assets, 2.0% of the next $70 million of its average daily net assets and 1.5% of its average daily net assets in excess of $100 million.

ADMINISTRATOR
-------------

FPS Services, Inc., 3200 Horizon Drive, King of Prussia, PA 19406-0903
(the "Administrator"), provides certain administrative services to the Trust pursuant to an administration agreement (the "Administration Agreement").

Under the Administration Agreement, the Administrator: (1) coordinates with the custodian and transfer agent and monitors the services they provide to the Series; (2) coordinates with and monitors any other third parties furnishing services to the Series; (3) provides the Series with necessary office space, telephones and other communications facilities and personnel competent to perform administrative and clerical functions; (4) supervises the maintenance by third parties of such books and records of the Series as may be required by applicable federal or state law; (5) prepares or supervises the preparation by third parties of all federal, state and local tax returns and reports of the Series required by applicable law; (6) prepares and, after approval by the Series, files and arranges for the distribution of proxy materials and periodic reports to shareholders of the Series as required by applicable law; (7) prepares and, after approval by the Series, arranges for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law; (8) reviews and submits to the officers of the Trust for their approval invoices or other requests for payment of the Series' expenses and instructs the custodian to issue checks in payment thereof; and (9) takes such other action with respect to the Trust or the Series as may be necessary in the opinion of the Administrator to perform its duties under the Administration Agreement.

As compensation for services performed under the Administration Agreement, the Administrator receives a fee payable monthly at an annual rate (as described in each Series' Prospectus) multiplied by the average daily net assets of the Trust.

Administration fees paid to FPS Services, Inc. were as follows:

-------------------------------------------------------------------------------
        SERIES          FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1994      JUNE 30, 1995      JUNE 30, 1996
-------------------------------------------------------------------------------
GLOBAL FUND                 $186,897           $211,243           $293,601
-------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $  6,064           $ 15,062           $ 32,468
-------------------------------------------------------------------------------
GLOBAL BOND FUND            $ 19,968           $ 28,889           $ 29,216
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U.S. BALANCED FUND             NA              $ 39,523           $140,841
-------------------------------------------------------------------------------
U.S. EQUITY FUND            $  3,482           $ 15,362           $ 58,286
-------------------------------------------------------------------------------
U.S. BOND FUND                 NA                 NA              $ 58,286
-------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $ 23,597           $ 72,350           $119,433
-------------------------------------------------------------------------------

UNDERWRITER
-----------

FPS Broker Services, Inc. ("FPSB"), 3200 Horizon Drive, King of Prussia,
PA 19406-0903, acts as an underwriter of the Series' continuous offer of shares for the purpose of facilitating the registration of the shares of the Series under state securities laws and to assist in sales of shares pursuant to an underwriting agreement (the "Underwriting Agreement") approved by the Board of Trustees. In this regard, FPSB has agreed at its own expense to qualify as a broker-dealer under all applicable federal or state laws in those states which the Trust shall from time to time identify to FPBS as states in which it wishes to offer the Series' shares for sale, in order that state registrations may be maintained for the Series.

FPSB is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc.

For the services to be provided to the Trust under the Underwriting Agreement, FPSB is entitled to receive an annual fixed fee of $7,500 for one Series, plus $2,500 for each additional operational Series or class, payable in advance. These fees are fixed for a one (1) year period from the date of the Underwriting Agreement and may be increased or decreased in future years by an amendment signed by both the Trust and FPSB. The fees for such services are borne entirely by the Advisor. The Trust does not impose any sales loads or redemption fees. Each Series shall continue to bear the expense of all filing or registration fees incurred in connection with the registration of shares under state securities laws.

The Underwriting Agreement may be terminated by either party upon sixty (60) days' prior written notice to the other party, and if so terminated, the pro rata portion of the unearned fee will be returned to the Trust.

DISTRIBUTION PLAN
-----------------

The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act, for each Series' SwissKey Fund class shares. The Plan permits each Series to reimburse FPBS, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of SwissKey Fund class shares. The aggregate fees paid by the SwissKey Fund class shares to FPBS and others under the Plan may not exceed 0.90% of a SwissKey Fund classes' average daily net assets in any year.

The Plan does not apply to the Brinson Fund class shares of each Series and those shares are not included in calculating the Plan's fees. Amounts spent on behalf of each SwissKey Fund class pursuant to the Plan during the fiscal year ended June 30, 1996 are set forth below.

------------------------------------------------------------------------------------------------------------------------------------
      FUND                 PRINTING       DISTRIBUTION    COMPENSATION    COMPENSATION    COMPENSATION TO     ADVERTISING   OTHER
                                            SERVICES           TO              TO         SWISS BANK SALES
                                                          UNDERWRITERS       DEALERS         PERSONNEL
------------------------------------------------------------------------------------------------------------------------------------
SwissKey Global            $  554.54         $857.14        $714.29          $0.00           $ 9,160.75         $685.45      $357.98
Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey Global            $8,010.38         $857.14        $714.29          $0.00           $92,602.80         $685.45      $357.98
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey Global            $  530.12         $857.14        $714.29          $0.00           $ 3,074.92         $685.45      $357.98
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $   52.56         $857.14        $714.29          $0.00           $   319.48         $685.45      $357.98
Balanced Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $   66.50         $857.14        $714.29          $0.00           $ 1,498.85         $685.45      $357.98
Equity Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey U.S.              $   41.80         $857.14        $714.29          $0.00           $   380.59         $685.45      $357.98
Bond Fund
------------------------------------------------------------------------------------------------------------------------------------
SwissKey Non-              $   88.10         $857.14        $714.29          $0.00           $ 1,399.14         $685.45      $357.98
U.S. Equity Fund
------------------------------------------------------------------------------------------------------------------------------------

CODE OF ETHICS
--------------

The Trust has adopted a Code of Ethics which establishes standards by which certain access persons of the Trust, which include officers of the Advisor and officers and Trustees of the Trust, must abide relating to personal securities trading conduct.

Under the Code of Ethics, access persons are prohibited from engaging in certain conduct, including, but not limited to: 1) investing in companies in which the Series invest unless the securities have a broad public market and are registered on a national securities exchange or are traded in the over-the-counter markets; 2) making or maintaining an investment in any corporation or business with which the Series have business relationships if the investment might create, or give the appearance of creating, a conflict of interest; 3) participating in an initial public offering; 4) entering into a securities transaction when the access person knows or should know that such activity will anticipate, parallel or counter any securities transaction of a Series; 5) entering into any securities transaction, without prior approval, in connection with any security which has been designated as restricted; 6) entering into a net short position with respect to any security held by a Series; 7) entering into any derivative transaction when a direct transaction in the underlying security would be a violation; and 8) engaging in self-dealing or other transactions benefiting the access person at the expense of the Series or its shareholders.

In addition, access persons are required to receive advance approval prior to purchasing or selling a restricted security, and may not buy or sell certain prohibited securities. The Advisor will identify for access persons prohibited securities, which include securities that are being considered for purchase or sale by any account or fund managed by the Advisor, and provide a list of such securities to all access persons. Access persons are required to file quarterly reports of security investment transactions. Trustees or officers who are not "interested persons" of the Trust, as defined in the 1940 Act, need only report a transaction in a security if such Trustee or officer, at the time of the transaction, knew or should have known, in the ordinary course of fulfilling his or her official duties as a Trustee or officer, that, during the 15-day period immediately preceding or after the date of the transaction by the Trustee or officer, such security was purchased or sold by a Series, or was being considered for purchase by a Series.

               PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

Brinson Partners is responsible for decisions to buy and sell securities for the Series and for the placement of the Series' portfolio business and the negotiation of commissions, if any, paid on such transactions. Fixed income securities in which the Series invest are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the bid/ask spread quoted on securities includes an implicit profit to the dealers. In over-the-counter transactions, orders are placed directly with a principal market-maker unless a better price and execution can be obtained by using a broker. Brokerage commissions are paid on transactions in listed securities, futures contracts and options thereon. Brinson Partners is responsible for effecting portfolio transactions and will do so in a manner deemed fair and reasonable to the Series. Under its advisory agreements with the Global Funds and the Non-U.S. Equity Fund, Brinson Partners is authorized to utilize the trading desk of its foreign subsidiaries to execute foreign securities transactions, but monitors the selection by such subsidiaries of brokers and dealers used to execute transactions for those Series. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at the most favorable price. In selecting and monitoring broker-dealers and negotiating commissions, Brinson Partners considers the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers who provide research or statistical material or other services to the Series or to Brinson Partners. Such services include advice, both directly and in writing, as to the value of the securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities, as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows Brinson Partners to supplement its own investment research activities and obtain the views and information of others prior to making investment decisions. Brinson Partners is of the opinion that, because this material must be analyzed and reviewed by its staff, its receipt and use does not tend to reduce expenses but may benefit the Series by supplementing the Advisor's research.

Brinson Partners effects portfolio transactions for other investment companies and advisory accounts. Research services furnished by dealers through whom the Series effect its securities transactions may be used by Brinson Partners in servicing all of its accounts; not all such services may be used in connection with the Series. In the opinion of Brinson Partners, it is not possible to measure separately the benefits from research services to each of the accounts (including the Series). Brinson Partners will attempt to equitably allocate portfolio transactions among the Series and others whenever concurrent decisions are made to purchase or sell securities by the Series and another. In making such allocations between the Series and others, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending investments to the Series and the others. In some cases, this procedure could have an adverse effect on the Series. In the opinion of Brinson Partners, however, the results of such procedures will, on the whole, be in the best interest of each of the clients.

The Series incurred brokerage commissions as follows:

-------------------------------------------------------------------------------
SERIES                  FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1994      JUNE 30, 1995      JUNE 30, 1996
-------------------------------------------------------------------------------
GLOBAL FUND                 $141,430           $196,381           $329,191
-------------------------------------------------------------------------------
GLOBAL EQUITY FUND          $ 45,153           $ 34,283           $123,467
-------------------------------------------------------------------------------
GLOBAL BOND FUND            $   0.00           $   0.00           $   0.00
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
SERIES                  FISCAL YEAR ENDED  FISCAL YEAR ENDED  FISCAL YEAR ENDED
                          JUNE 30, 1994      JUNE 30, 1995      JUNE 30, 1996
-------------------------------------------------------------------------------
U.S. BALANCED FUND             NA              $ 88,904           $ 99,554
-------------------------------------------------------------------------------
U.S. EQUITY FUND            $  8,431           $ 53,830           $105,887
-------------------------------------------------------------------------------
U.S. BOND FUND                 NA              $   0.00           $   0.00
-------------------------------------------------------------------------------
NON-U.S. EQUITY FUND        $156,842           $172,829           $322,915
-------------------------------------------------------------------------------

For the fiscal year ended June 30, 1996 the Trust and the Advisor had no agreements or understandings with a broker or otherwise causing brokerage transactions or commissions for research services.

PORTFOLIO TURNOVER
------------------

The Series are free to dispose of their portfolio securities at any time, subject to complying with the Code and the Act, when changes in circumstances or conditions make such a move desirable in light of the respective investment objective. The Series will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving that Series' investment objective.

The Series do not intend to use short-term trading as a primary means of achieving their investment objectives. The rate of portfolio turnover shall be calculated by dividing (a) the lesser of purchases and sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by that Series during the particular fiscal year. Such monthly average shall be calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the particular fiscal year and as of the end of each of the succeeding eleven months and dividing the sum by 13.

Under normal circumstances, the portfolio turnover rate for the Global Equity Fund, U.S. Equity Fund, and Non-U.S. Equity Fund is not expected to exceed 100%. The portfolio turnover rates for the Global Fund, Global Bond Fund, U.S. Balanced Fund and U.S. Bond Fund, however, may exceed 100%. High portfolio turnover rates (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by that Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

With respect to the Global Fund, for the fiscal years ended June 30, 1994, June 30, 1995 and June 30, 1996, respectively, the portfolio turnover rate of the Series was 149%, 231%, 238% and 142%, respectively. With respect to the Global Bond Fund, for the period July 30, 1993 (commencement of operations) to June 30, 1994 and the fiscal years ended June 30, 1995 and June 30, 1996 the portfolio turnover rate of the Series was 189%, 199%, and 184%, respectively. With respect to the U.S. Balanced Fund, for the fiscal year ended June 30, 1996, the portfolio turnover rate of the Series was 240%. With respect to the U.S. Bond Fund, for the period from August 31, 1995 (commencement of operations) to June 30, 1996, the portfolio turnover rate of the Series was 363%. The significant variation in portfolio turnover rates over such periods was due to an increase in the assets of the Series which caused the Series, to reposition their portfolio holdings in order to meet their investment objectives and policies.

                         SHARES OF BENEFICIAL INTEREST

The Trust presently offers seven Series of shares of beneficial interest, each of which offers two classes of shares. Each share of beneficial interest represents an equal proportionate interest in the assets and liabilities of the applicable Series and has the same voting and other rights and preferences as the other class of that Series, except that shares of the Brinson Fund class may not vote on any matter affecting only the SwissKey Fund classes' Distribution Plan under Rule 12b-1 and neither class may vote on matters that affect only the other class. Under Delaware law, the Trust does not normally hold annual meetings of shareholders. Shareholders' meetings may be held from time to time to consider certain matters including changes to a Series' fundamental investment objective and fundamental investment policies, changes to the Trust's investment advisory agreement and the election of Trustees when required by the Act. When matters are submitted to shareholders for a vote, shareholders are entitled to one vote per share with proportionate voting for fractional shares. The shares of the Series do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have authority from time to time to divide or combine the shares of the Series into a greater or lesser number of shares so affected. In the case of a liquidation of a Series, each shareholder of the Series will be entitled to share, based upon the shareholder's percentage share ownership, in the distribution out of assets, net of liabilities, of the Series. No shareholder is liable for further calls or assessment by the Series.

On any matters affecting only one Series or class, only the shareholders of that Series or class are entitled to vote. On matters relating to the Trust but affecting the Series differently, separate votes by the Series or class are required. With respect to the submission to shareholder vote of a matter requiring separate voting by a Series, the matter shall have been effectively acted upon with respect to any Series or class if a majority of the outstanding voting securities of that Series votes for the approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Series; and (2) the matter has not been approved by a majority of the outstanding voting securities of the Trust.

                                   PURCHASES

Shares of the Brinson Fund class and the SwissKey Fund class of each Series are sold at the net asset value next determined after the receipt of a purchase application in proper form by the transfer agent. The minimum for initial investments with respect to the Brinson Fund class for each Series is $100,000; subsequent investment minimums are $2,500. The minimum for initial investments with respect to the SwissKey Fund class for each Series is $1,000; subsequent investment minimums are $50. A more detailed description of methods of purchase is included in the Prospectuses.

Certificates representing shares purchased are not issued. However, such purchases are confirmed to the investor and credited to the shareholder's account on the books maintained by the transfer agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued.

EXCHANGES OF SHARES
-------------------

Shares of the Brinson Fund class of a Series may only be exchanged for any other Brinson Fund class of another Series in the Trust. The SwissKey Fund class of a Series may be exchanged for any other SwissKey Fund class of another Series in the Trust. Exchanges will not be permitted between the Brinson Fund class and the SwissKey Fund class.

Each qualifying exchange will be made on the basis of both Funds' relative net asset values per share next computed following receipt of the order in proper form by the transfer agent. Exchanges may be made by telephone if the shareholder's Account Application Form includes specific authorization for telephone exchanges. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes.

The transactions described above will result in a taxable gain or loss for federal income tax purposes. Generally, any such taxable gain or loss will be a capital gain or loss (long-term or short-term, depending on the holding period of the shares) in the amount of the difference between the net asset value of the shares surrendered and the shareholder's tax basis for those shares. Each investor should consult his or her tax adviser regarding the tax consequences of an exchange transaction.

Any shareholder who wishes to make an exchange should first obtain and review the Prospectus of the Series to be acquired in the exchange. Requests for telephone exchanges must be received prior to the close of regular trading on the New York Stock Exchange ("NYSE") on any day on which the NYSE is open for regular trading.

At the discretion of the Trust, this exchange privilege may be terminated or modified at any time for any of the participating Series upon 60 days' prior written notice to shareholders. Contact the transfer agent for details about a particular exchange.

NET ASSET VALUE
---------------

The net asset value per share is calculated separately for each class of each Series. The net asset value per share of a Series is computed by dividing the value of the assets of the Series, less its liabilities, by the number of shares of the Series outstanding.

Each class of a Series will bear pro rata all of the common expenses of that Series. The net asset values of all outstanding shares of each class of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in the Series represented by the value of shares of that Series. All income earned and expenses incurred by a Series will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of such shares of such classes, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund classes' 12b-1 Plan.

Portfolio securities are valued and net asset value per share is determined as of the close of regular trading on the NYSE which currently is 4:00 p.m. Eastern time on each day the NYSE is open for trading. The NYSE is open for trading on every day except Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Portfolio securities listed on a national or foreign securities exchange are valued on the basis of the last sale on the date the valuation is made. Securities that are not traded on a particular day or an exchange, are valued at either (a) the bid price or (b) a valuation within the range considered best to represent value in the circumstances. Price information on listed securities is generally taken from the closing price on the exchange where the security is primarily traded. Other portfolio securities which are traded in the over-the-counter market are valued at the bid price as long as the bid price, in the opinion of the Advisor, continues to reflect the value of the security. Valuations of fixed income and equity securities may be obtained from a pricing service and/or broker-dealers when such prices are believed to reflect the fair value of such securities. Use of a pricing service and/or broker-dealers has been approved by the Board of Trustees.

Futures contracts are valued at their daily quoted settlement price on the exchange on which they are traded. Forward foreign currency contracts are valued daily using the mean between the bid and asked forward points added to the current exchange rate and an unrealized gain or loss is recorded. A Series realizes a gain or loss upon settlement of the contracts. Swaps will be priced at fair value based on (1) swap prices provided by broker-dealers; (2) values, or estimates of values, of the applicable equity indices and foreign rates underlying the contracts; and (3) consideration of other relevant factors. A Series' obligation under a swap agreement will be accrued daily (offset by any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of Segregated Assets. For valuation purposes, foreign securities initially expressed in foreign currency values will be converted into U.S. dollar values using WM/Reuters closing spot rates as of 4:00 p.m. London time. Securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of over 60 days are valued at market price. Debt securities are valued on the basis of prices provided by a pricing service, or at the bid price where readily available, as long as the bid price, in the opinion of FPS and the Advisor, continues to reflect the value of the security. Redeemable securities issued by open-end investment companies are valued using their respective net asset values for purchase orders placed at the close of the NYSE. Securities (including over-the-counter options) for which market quotations are not readily available and other assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the NYSE and values of foreign futures and options and foreign securities will be determined as of the earlier closing of such exchanges and securities markets. However, events affecting the values of such foreign securities may occasionally occur between the earlier closings of such exchanges and securities markets and the closing of the NYSE which will not be reflected in the computation of the net asset value of a Series. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Where a foreign securities market remains open at the time that a Series values its portfolio securities, or closing prices of securities from that market may not be retrieved because of local time differences or other difficulties in obtaining such prices at that time, last sale prices in such market at a point in time most practicable to timely valuation of the Series may be used.

                                  REDEMPTIONS

Under normal circumstances shareholders may redeem their shares at any time without a fee. The redemption price will be based upon the net asset value per share next determined after receipt of the redemption request, provided it has been submitted in the manner described below. The redemption price may be more or less than the original cost, depending upon the net asset value per share at the time of redemption.

Payment for shares tendered for redemption is made by check within five business days after tender in proper form, except that the Trust reserves the right to suspend the right of redemption, or to postpone the date of payment upon redemption beyond five business days, (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as determined by the SEC as a result of which disposal of securities owned by a Series is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets or

(iii) for such other periods as the SEC may by order permit for the protection of shareholders of the Series.

Under unusual circumstances, when the Board of Trustees deems it in the best interest of the Series' shareholders, the Trust may make payment for shares repurchased or redeemed in whole or in part in securities of the Series taken at current values. With respect to such redemptions in kind, the Trust has made an election pursuant to Rule 18f-1 under the Act. This will require the Trust to redeem in cash at a shareholder's election in any case where the redemption involves less than $250,000 (or 1% of the Series' net asset value at the beginning of each 90 day period during which such redemptions are in effect, if that amount is less than $250,000). Should payment be made in securities, the redeeming shareholder may incur brokerage costs in converting such securities to cash.

TAXATION
--------

Each of the Series has qualified, and intends to continue to qualify each year, as a regulated investment company under Subchapter M of the Code. In order to so qualify, a mutual fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) derive less than 30% of its gross income from the sale or other disposition of stock or securities or certain futures and options thereon held for less than three months ("short-short gains"); (iii) distribute at least 90% of its dividend, interest and certain other taxable income each year; and (iv) at the end of each fiscal quarter maintain at least 50% of the value of its total assets in cash, government securities, securities of other regulated investment companies and other securities of issuers which represent, with respect to each issuer, no more than 5% of the value of a fund's total assets and 10% of the outstanding voting securities of such issuer, and with no more than 25% of its assets invested in the securities (other than those of the government or other regulated investment companies) of any one issuer or of two or more issuers which the fund controls and which are engaged in the same, similar or related trades and businesses.

To the extent each of the Series qualifies for treatment as a regulated investment company, they will not be subject to federal income tax on income and net capital gains paid to shareholders in the form of dividends or capital gains distributions.

An excise tax at the rate of 4% will be imposed on the excess, if any, of each Series' "required distributions" over actual distributions in any calendar year. Generally, the "required distribution" is 98% of a Series' ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 plus undistributed amounts from prior years. The Series intend to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Series during October, November or December to shareholders of record during such month and paid by January 31 of the following year will be taxable to shareholders in the calendar year in which they are declared, rather than the calendar year in which they are received.

Gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or liabilities denominated in a foreign currency and the time the Series actually collects such receivables, or pays such liabilities, are generally treated as ordinary income or loss. Similarly, a portion of the gains or losses realized on disposition of debt securities denominated in a foreign currency may also be treated as ordinary gain or loss. These gains, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Series' investment company taxable income to be distributed to its shareholders, rather than increasing or decreasing the amount of the Series' capital gains or losses.

When a Series writes a call, or purchases a put option, an amount equal to the premium received or paid by it is included in the Series' assets and liabilities as an asset and as an equivalent liability.

In writing a call, the amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has written expires on its stipulated expiration date, the Series recognizes a short-term capital gain. If a Series enters into a closing purchase transaction with respect to an option which the Series has written, the Series realizes a short-term gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which a Series has written is exercised, the Series realizes a capital gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.

The premium paid by a Series for the purchase of a put option is recorded in the Series' assets and liabilities as an investment and subsequently adjusted daily to the current market value of the option. For example, if the current market value of the option exceeds the premium paid, the excess would be unrealized appreciation and, conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation. The current market value of a purchased option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Series has purchased expires on the stipulated expiration date, the Series realizes a short-term or long-term capital loss for Federal income tax purposes in the amount of the cost of the option. If a Series exercises a put option, it realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale which will be decreased by the premium originally paid.

Accounting for options on certain stock indices will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on closing out such a position will result in a realized gain or loss for tax purposes. Such options held by a Series at the end of each fiscal year on a broad-based stock index will be required to be "marked-to-market" for Federal income tax purposes. Sixty percent of any net gain or loss recognized on such deemed sales or on any actual sales will be treated as long-term capital gain or loss and the remainder will be treated as short-term capital gain or loss. Certain options, futures contracts and options on futures contracts utilized by the Series are "Section 1256 contracts." Any gains or losses on Section 1256 contracts held by a Series at the end of each taxable year (and on October 31 of each year for purposes of the 4% excise tax) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as a 60/40 gain or loss. Shareholders will be subject to federal income taxes on distributions made by the Series whether received in cash or additional shares of the Series. Distributions of net investment income and net short-term capital gains, if any, will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, without regard to how long a shareholder has held shares of the Series. A loss on the sale of shares held for twelve months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Dividends eligible for designation under the dividends received deduction and paid by a Series may qualify in part for the 70% dividends received deduction for corporations provided, however, that those shares have been held for at least 45 days. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains and the portion of its dividends which may qualify for the 70% deduction.

Each class of shares of a Series will share proportionately in the investment income and expenses of that Series, except that the respective SwissKey Fund class for each Series alone will incur distribution fees under their respective 12b-1 Plan.

It is expected that certain dividends and interest received by the Global Funds and the Non-U.S. Equity Fund will be subject to foreign withholding taxes. If more than 50% in value of the total assets of a fund at the close of any taxable year consists of stocks or securities of foreign corporations, such fund may elect to treat any foreign taxes paid by it as if paid by its shareholders. These Series will notify shareholders in writing each year whether it has made the election and the amount of foreign taxes it has elected to have treated as paid by the shareholders. If a Series makes the election, its shareholders will be required to include in gross income their proportionate share of the amount of foreign taxes paid by the Series and will be entitled to claim either a credit or deduction for their share of the taxes in computing their U.S. federal income tax subject to certain limitations. No deduction for foreign taxes may be claimed by shareholders who do not itemize deductions.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, the source of each Series' income flows through to its shareholders. Gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables, will be treated income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of foreign tax credit), such as foreign source passive income received from the respective Series. Because of changes made by the Code, shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Series.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Regulations. The Code and Regulations are subject to change by legislative or administrative action at any time and retroactively.

Dividends and distributions also may be subject to state and local taxes.

Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local taxes as well as the application of the foreign tax credit.

The foregoing discussion relates solely to U.S. federal income tax law. Non-U.S. investors should consult their tax advisers concerning the tax consequences of ownership of shares of the Series, including the possibility that distributions may be subject to a 30% U.S. withholding tax (or a reduced rate of withholding provided by treaty).

                           PERFORMANCE CALCULATIONS

Performance information for the SwissKey Fund class and Brinson Fund class shares of each Series will vary due to the effect of expense ratios on the performance calculations.

TOTAL RETURN
------------

Current yield and total return quotations used by the Series (and both classes of shares) are based on standardized methods of computing performance mandated by rules adopted by the SEC. As the following formula indicates, the average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation and dividends and distributions paid and reinvested) for the stated period less any fees charged to all shareholder accounts and annualizing the result. The calculation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates during the period. The quotation assumes the account was completely redeemed at the end of each period and deduction of all applicable charges and fees. According to the SEC formula:

            P(1+T)/n/=ERV
where:
     P      =    a hypothetical initial payment of $1,000,
     T      =    average annual total return,
     n      =    number of years,
     ERV    =    ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).

Based upon the foregoing calculations, the average annual total return for the Brinson Fund class shares of: (i) the Global Fund for the one and three year periods ended June 30, 1996 and the period August 31, 1992 (commencement of operations) through June 30, 1996 was 16.38%, 9.69% and 10.42%, respectively;
(ii) the Global Equity Fund for the one year period ended June 30, 1996 and the period January 28,1994 (commencement of operations) through June 30, 1996 was 25.66% and 10.42%, respectively; (iii) the Global Bond Fund for the one year period ended June 30, 1996 and the period July 30, 1993 (commencement of operations) through June 30, 1996 was 11.50% and 7.40%, respectively; (iv) the U.S. Balanced Fund for the one year period ended June 30, 1996 and the period December 30, 1994 (commencement of operations) through June 30, 1996 was 13.52% and 18.71%, respectively; (v) the U.S. Equity Fund for the one year period ended June 30, 1996 and the period February 22, 1994 (commencement of operations) through June 30, 1996 was 30.57% and 20.23%, respectively; (vi) the U.S. Bond Fund for the period August 31, 1995 (commencement of operations) through June 30, 1996 was 3.60%; (vii); and the Non-U.S. Equity Fund for the one year period ended June 30, 1996 and the period August 31, 1993 (commencement of operations) through June 30, 1996 was 23.64% and 6.80%, respectively.

Based upon the foregoing calculations, the average annual total return for the SwissKey Fund class shares of: the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund and Non U.S. Equity Fund for the period July 31, 1995 (commencement of operations) through June 30, 1996 was 13.24%, 19.25%, 9.17%, 11.54%, 25.70% and 15.78%, respectively; and the U.S.
Bond Fund for the period August 31, 1995 (commencement of operations) through June 30, 1996 was 3.24%.

YIELD
-----

As indicated below, current yield is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the 30-day base periods. According to the SEC formula:

          Yield = 2[(a-b + 1)/6/ - 1]
                  -------------------
                           cd
where:
     a    =    dividends and interest earned during the period.
     b    =    expenses accrued for the period (net of reimbursements).
     c    =    the average daily number of shares outstanding during the period that were entitled to receive dividends .
     d    =    the maximum offering price per share on the last day of the period.

The yield of a Series may be calculated by dividing the net investment income per share earned by the particular Series during a 30-day (or one month) period by the net asset value per share on the last day of the period and annualizing the result on a semi-annual basis. A Series' net investment income per share earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements.

FINANCIAL STATEMENTS

The Financial Statements contained in the Series' Annual Report dated June 30, 1996 are incorporated herein by reference.

CORPORATE DEBT RATINGS                                                APPENDIX A

Moody's Investors Service, Inc. describes classifications of corporate bonds as follows:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high-quality by all standards. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking toward the lower end of the category.

Standard & Poor's Ratings Group describes classifications of corporate bonds as follows:

     AAA - This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and in the majority of instances they differ from the AAA issues only in small degree.

     A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB - Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lend to inadequate capacity to meet timely interest and principal payments.

     B - Debt rated B has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

     CCC - Debt rated CCC has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest or repay principal.

     CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC rating.

     CI - The rating CI is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default, or is expected to default upon maturity or payment date.

     Plus (+) or minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.